UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-07255

Oppenheimer International Bond Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)  (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 6/30/2016

Item 1. Schedule of Investments.

CONSOLIDATED STATEMENT OF INVESTMENTS June 30, 2016 Unaudited

		Principal Amount	Value
Asset-Backed Securities—1.2%
Avoca CLO VIII Ltd., Series VIII-X, Cl. E, 4.112%, 10/15/23[1]	EUR	12,700,000	$12,088,527
Axius Europe CLO SA, Series 2007-1X, Cl. E, 4.356%, 11/15/23[1]	EUR	7,931,617	8,075,498
Bancaja Fondo de Titulizacion, Series 10, Cl. A2, 0.028%, 5/22/50[1]	EUR	5,616,827	6,024,235
Cadogan Square CLO IV BV, Series 4X, Cl. D, 1.485%, 7/24/23[1]	EUR	9,500,000	9,926,440
Halcyon Structured Asset Management European CLO BV, Series 2006-IIX, Cl. E, 3.785%, 1/25/23[1]	EUR	12,082,113	10,848,473
Highlander Euro CDO II Cayman Ltd., Series 2006-2CX, Cl. E, 3.331%, 12/14/22[1]	EUR	11,856,645	10,860,804
Stichting Halcyon Structured Asset Management European, Series 2007-IX, Cl. E, 3.735%, 7/24/23[1]	EUR	3,303,497	3,210,160
TDA Ibercaja Fondo de Titulizacion de Activos, Series 6, Cl. A, 0.042%, 11/25/51[1]	EUR	3,426,212	3,543,511
Theseus European CLO SA, Series 2006-1X, Cl. E, 3.872%, 8/27/22[1]	EUR	10,000,000	10,618,915
Total Asset-Backed Securities (Cost $86,241,149)			75,196,563
Mortgage-Backed Obligations—2.5%
Alba plc, Series 2007-1, Cl. C, 0.869%, 3/17/39[1]	GBP	14,800,000	15,440,218
Capital Mortgage Srl, Series 2007-1, Cl. B, 0.06%, 1/30/47[1]	EUR	8,000,000	4,769,235
Eurosail plc, Series 2007-5X, Cl. A1A, 1.344%, 9/13/45[1]	GBP	12,635,700	14,585,273
Fondo de Titulizacion de Activos UCI 16, Series 16, Cl. B, 0.038%, 6/16/49[1]	EUR	10,600,000	5,988,580
GAMMA Sociedade de Titularizacao de Creditos SA/Atlantes Mortgage plc, Series 2, Cl. A, 0.066%, 9/18/60[1]	EUR	9,993,522	9,300,279
Hipocat 11 Fondo de Titulizacion de Activos, Series HIPO-11, Cl. A2, 0.081%, 1/15/50[1]	EUR	2,932,901	2,404,760
Hipocat 7 FTA, Series HIPO-7, Cl. C, 0.151%, 7/15/36[1]	EUR	3,668,339	2,990,015
IM Pastor 4 Fondo de Titulizacion de Activos:
Series 4, Cl. A, 3/22/44[1]	EUR	21,770,637	18,307,575
Series 4, Cl. B, 3/22/44[1]	EUR	3,000,000	1,308,176
Lusitano Mortgages No. 4 plc, Series 4, Cl. C, 0.297%, 9/15/48[1]	EUR	3,308,556	2,371,972
Magellan Mortgages No. 4 plc, Series 4, Cl. A, 0.031%, 7/20/59[1]	EUR	1,549,780	1,397,813
Mansard Mortgages plc:
Series 2006-1X, Cl. B1, 1.688%, 10/15/48[1]	GBP	3,704,471	3,893,638
Series 2007-2X, Cl. M2, 2.572%, 12/15/49[1]	GBP	17,175,000	18,982,834
Newgate Funding:
Series 2007-2X, Cl. BB, , 12/15/50[1]	EUR	6,312,450	5,003,522
Series 2007-3X, Cl. D, 3.572%, 12/15/50[1]	GBP	5,702,395	6,672,073
Paragon Secured Finance No 1 plc, Series 1, Cl. A, 0.991%, 11/15/35[1]	GBP	8,953,526	11,535,339
ResLoC UK plc, Series 2007-1X, Cl. A3B, 0.732%, 12/15/43[1]	GBP	10,870,641	12,788,385
RMAC Securities No 1 plc:
Series 2006-NS1X, Cl. M1C, , 6/12/44[1]	EUR	3,396,108	3,108,589
Series 2006-NS4X, Cl. M1A, 0.844%, 6/12/44[1]	GBP	5,352,922	5,878,251

1        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Mortgage-Backed Obligations (Continued)
Rural Hipotecario I Fondo de Titulizacion Hipotecaria, Series 6, Cl. C, 0.699%, 10/17/36[1]	EUR	2,663,365	$2,314,316
Southern Pacific Financing plc, Series 2005-B, Cl. D, 1.285%, 6/10/43[1]	GBP	6,017,811	5,566,365
Total Mortgage-Backed Obligations (Cost $184,146,565)			154,607,208
Foreign Government Obligations—58.1%
Argentina—1.6%
Argentine Republic Sr. Unsec. Bonds:
2.50%, 12/31/38[1]		8,000,000	5,420,000
7.125%, 7/6/36		6,820,000	6,820,000
7.50%, 4/22/26[2]		7,000,000	7,605,500
7.625%, 4/22/46[2]		5,000,000	5,420,000
7.875%, 6/15/27[2]		20,000,000	20,650,000
Argentine Republic Sr. Unsec. Nts.:
6.625%, 7/6/28		10,000,000	10,000,000
6.875%, 4/22/21[2]		15,000,000	16,050,000
8.375%, 5/19/24[2]		4,670,000	4,845,125
8.75%, 6/2/17		10,000,000	10,490,000
9.125%, 3/16/24[2]		7,000,000	7,717,500
			95,018,125
Australia—1.9%
Commonwealth of Australia Sr. Unsec. Bonds:
2.00%, 8/21/35[3]	AUD	11,300,000	10,958,330
3.75%, 4/21/37	AUD	20,000,000	17,758,332
4.75%, 4/21/27	AUD	10,000,000	9,430,931
Commonwealth of Australia Sr. Unsec. Nts., 1%, 11/21/18[3]	AUD	25,000,000	19,607,733
New South Wales Treasury Corp. Sr. Unsec. Bonds, 6%, 5/1/23	AUD	20,000,000	18,867,232
Queensland Treasury Corp. Sr. Unsec. Bonds, Series 33, 6.50%, 3/14/33	AUD	20,590,000	22,687,461
Victoria Treasury Corp. Sr. Unsec. Bonds, 5.50%, 11/17/26	AUD	20,385,000	19,845,226
			119,155,245
Brazil—8.6%
Federative Republic of Brazil Nota Do Tesouro Nacional Unsec. Nts.:
9.762%, 1/1/18	BRL	789,400,000	237,065,244
9.762%, 1/1/21	BRL	116,300,000	33,803,789
10.00%, 1/1/19	BRL	104,100,000	31,004,450
10.00%, 1/1/25	BRL	582,700,000	163,036,999
10.00%, 1/1/27	BRL	148,782,000	41,198,992
Federative Republic of Brazil Sr. Unsec. Bonds:
5.00%, 1/27/45		10,435,000	9,391,500
6.00%, 4/7/26		10,000,000	10,850,000
			526,350,974
Colombia—0.5%
Republic of Colombia Sr. Unsec. Bonds:
3.875%, 3/22/26	EUR	6,670,000	7,929,050
4.00%, 2/26/24		3,380,000	3,540,550
5.00%, 6/15/45		3,450,000	3,605,250

2        OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Colombia (Continued)
Republic of Colombia Sr. Unsec. Bonds: (Continued)
6.125%, 1/18/41		$11,200,000	$13,048,000
			28,122,850
Costa Rica—0.1%
Republic of Costa Rica Sr. Unsec. Bonds, 7.158%, 3/12/45[2]		5,090,000	5,109,088
Croatia—0.3%
Republic of Croatia Sr. Unsec. Bonds, 6.75%, 11/5/19[2]		6,890,000	7,514,234
Republic of Croatia Sr. Unsec. Nts., 3.875%, 5/30/22	EUR	8,065,000	9,191,420
			16,705,654
Cyprus—0.2%
Republic of Cyprus Unsec. Nts., 3.875%, 5/6/22	EUR	8,000,000	9,082,922
Dominican Republic—0.4%
Dominican Republic Sr. Unsec. Bonds:
6.60%, 1/28/24[2]		9,475,000	10,327,750
6.85%, 1/27/45[2]		12,235,000	12,724,400
7.45%, 4/30/44[2]		3,330,000	3,679,650
			26,731,800
France—1.8%
French Republic Unsec. Bonds:
0.25%, 7/25/24[3]	EUR	60,900,000	73,648,336
1.85%, 7/25/27[3]	EUR	26,702,750	38,215,410
			111,863,746
Gabon—0.0%
Gabonese Republic Unsec. Bonds, 6.375%, 12/12/24[2]		1,000,000	865,000
Germany—1.2%
Deutsche Bundesrepublik Inflation Linked Bonds:
0.10%, 4/15/23[3]	EUR	34,141,140	40,620,470
0.50%, 4/15/30[3]	EUR	25,240,500	33,435,774
			74,056,244
Greece—0.7%
Hellenic Republic Sr. Unsec. Bonds:
3.00%, 2/24/23[1]	EUR	1,250,000	1,040,596
3.00%, 2/24/24[1]	EUR	1,250,000	1,020,478
3.00%, 2/24/25[1]	EUR	1,250,000	988,968
3.00%, 2/24/26[1]	EUR	1,250,000	981,087
3.00%, 2/24/27[1]	EUR	1,250,000	956,937
3.00%, 2/24/28[1]	EUR	1,250,000	934,437
3.00%, 2/24/29[1]	EUR	6,250,000	4,616,074
3.00%, 2/24/30[1]	EUR	1,250,000	900,591
3.00%, 2/24/31[1]	EUR	1,250,000	897,395
3.00%, 2/24/32[1]	EUR	1,250,000	886,621
3.00%, 2/24/33[1]	EUR	1,250,000	869,819
3.00%, 2/24/34[1]	EUR	1,250,000	860,296
3.00%, 2/24/35[1]	EUR	1,250,000	853,872
3.00%, 2/24/36[1]	EUR	1,250,000	841,946
3.00%, 2/24/37[1]	EUR	1,250,000	845,688

3        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Greece (Continued)
Hellenic Republic Sr. Unsec. Bonds: (Continued)
3.00%, 2/24/38[1]	EUR	1,250,000	$834,263
3.00%, 2/24/39[1]	EUR	1,250,000	837,154
3.00%, 2/24/40[1]	EUR	1,250,000	829,261
3.00%, 2/24/41[1]	EUR	1,250,000	840,213
3.00%, 2/24/42[1]	EUR	1,250,000	841,655
6.14%, 4/14/28	EUR	25,000,000	20,185,631
			41,862,982
Guatemala—0.1%
Republic of Guatemala Sr. Unsec. Bonds, 4.50%, 5/3/26[2]		7,000,000	7,131,250
Honduras—0.1%
Republic of Honduras Sr. Unsec. International Bonds, 7.50%, 3/15/24[2]		5,000,000	5,450,000
Hungary—1.6%
Hungary Sr. Unsec. Bonds:
5.375%, 2/21/23		10,325,000	11,457,704
5.75%, 11/22/23		13,770,000	15,699,521
Hungary Unsec. Bonds:
Series 20/A, 7.50%, 11/12/20	HUF	8,390,000,000	36,195,747
Series 23/A, 6.00%, 11/24/23	HUF	7,239,000,000	30,950,555
Series 25/B, 5.50%, 6/24/25	HUF	1,550,000,000	6,496,243
			100,799,770
India—3.8%
Republic of India Sr. Unsec. Bonds:
7.59%, 1/11/26	INR	3,360,000,000	50,285,951
8.40%, 7/28/24	INR	3,997,000,000	61,945,061
Republic of India Sr. Unsec. Nts., 8.27%, 6/9/20	INR	8,023,000,000	122,934,897
			235,165,909
Indonesia—3.1%
Perusahaan Penerbit SBSN Indonesia III Unsec. Bonds:
4.35%, 9/10/24[2]		4,560,000	4,731,000
4.55%, 3/29/26[2]		6,680,000	6,997,300
Republic of Indonesia Sr. Unsec. Bonds:
3.375%, 7/30/25[2]	EUR	2,755,000	3,169,680
3.75%, 6/14/28[2]	EUR	3,340,000	3,761,756
4.125%, 1/15/25[2]		3,450,000	3,601,665
5.125%, 1/15/45[2]		17,255,000	18,371,191
5.875%, 3/13/20[2]		3,450,000	3,845,315
Republic of Indonesia Treasury Bonds:
Series FR53, 8.25%, 7/15/21	IDR	964,100,000,000	75,833,096
Series FR56, 8.375%, 9/15/26	IDR	638,000,000,000	51,035,123
Series FR73, 8.75%, 5/15/31	IDR	241,270,000,000	20,086,483
			191,432,609
Iraq—0.0%
Republic of Iraq Unsec. Bonds, 5.80%, 1/15/28[2]		3,445,000	2,635,425

4        OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Italy—4.7%
Republic of Italy (The) Buoni Poliennali Del Tesoro Bonds, 2.25%, 9/1/36[2]	EUR	20,000,000	$23,076,452
Republic of Italy (The) Buoni Poliennali Del Tesoro Sr. Unsec. Bonds:
1.25%, 9/15/32[2,3]	EUR	19,462,755	22,695,471
2.35%, 9/15/24[2,3]	EUR	10,041,200	12,788,284
3.10%, 9/15/26[3]	EUR	68,875,300	94,476,006
Republic of Italy (The) Buoni Poliennali Del Tesoro Unsec. Bonds, 2.70%, 3/1/47[2]	EUR	111,000,000	131,915,746
			284,951,959
Ivory Coast—0.6%
Republic of Cote d’Ivoire Sr. Unsec. Bonds, 5.75%, 12/31/32[1]		38,179,350	35,602,244
Jamaica—0.1%
Commonwealth of Jamaica Sr. Unsec. Bonds, 7.875%, 7/28/45		5,000,000	5,350,000
Japan—2.2%
Japan Sr. Unsec. Nts.:
Series 19, 0.10%, 9/10/24[3]	JPY	7,961,280,000	82,321,632
Series 21, 0.10%, 3/10/26[3]	JPY	4,980,650,000	51,751,541
			134,073,173
Kazakhstan—0.2%
Republic of Kazakhstan Sr. Unsec. Bonds, 4.875%, 10/14/44[2]		13,205,000	12,874,743
Malaysia—0.3%
Federation of Malaysia Sr. Unsec. Bonds, 4.262%, 9/15/16	MYR	83,350,000	20,740,370
Mexico—7.7%
United Mexican States Sr. Unsec. Bonds:
4.00%, 3/15/2115	EUR	12,865,000	13,286,543
5.625%, 3/19/2114	GBP	8,000,000	10,160,803
Series M, 5.75%, 3/5/26	MXN	240,000,000	13,042,968
Series M20, 10.00%, 12/5/24	MXN	698,700,000	49,077,364
United Mexican States Sr. Unsec. Nts.:
4.00%, 6/13/19[3]	MXN	1,012,659,230	58,717,956
Series M, 5.00%, 12/11/19	MXN	1,785,000,000	97,028,849
Series M10, 7.25%, 12/15/16	MXN	4,211,500,000	233,354,355
			474,668,838
Morocco—0.2%
Kingdom of Morocco Sr. Unsec. Bonds, 5.50%, 12/11/42[2]		9,755,000	10,578,078
Namibia—0.1%
Republic of Namibia Sr. Unsec. Bonds, 5.25%, 10/29/25[2]		7,130,000	7,290,425
New Zealand—0.6%
Commonwealth of New Zealand Bonds:
2.50%, 9/20/35[3]	NZD	6,000,000	4,847,838
3.00%, 9/20/30[3]	NZD	10,000,000	8,559,403
Commonwealth of New Zealand Sr. Unsec. Bonds, 2%, 9/20/25[3]	NZD	29,000,000	22,319,472
			35,726,713

5        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Nigeria—0.1%
Federal Republic of Nigeria Sr. Unsec. Bonds, 6.75%, 1/28/21[2]		$2,070,000	$2,070,104
Federal Republic of Nigeria Sr. Unsec. Nts., 5.125%, 7/12/18[2]		3,445,000	3,460,950
			5,531,054
Oman—0.2%
Sultanate of Oman Sr. Unsec. Bonds, 4.75%, 6/15/26[2]		13,360,000	13,288,604
Paraguay—0.1%
Republic of Paraguay Sr. Unsec. Bonds, 6.10%, 8/11/44[2]		6,880,000	7,482,000
Peru—0.3%
Republic of Peru Sr. Unsec. Bonds:
2.75%, 1/30/26	EUR	6,885,000	8,118,168
3.75%, 3/1/30	EUR	8,350,000	10,109,915
			18,228,083
Poland—1.1%
Republic of Poland Unsec. Bonds:
Series 0726, 2.50%, 7/25/26	PLN	90,900,000	22,253,922
Series 1017, 5.25%, 10/25/17	PLN	175,000,000	46,413,747
			68,667,669
Portugal—0.3%
Portuguese Republic Obrigacoes do Tesouro OT Bonds,
2.875%, 10/15/25[2]	EUR	18,000,000	19,966,710
Romania—0.3%
Romania Sr. Unsec. Bonds:
2.75%, 10/29/25[2]	EUR	5,960,000	6,798,848
3.875%, 10/29/35[2]	EUR	1,900,000	2,195,371
4.875%, 1/22/24[2]		6,895,000	7,619,320
			16,613,539
Russia—1.8%
Agency for Housing Mortgage Lending OJSC Via AHML
Finance Ltd. Unsec. Nts., 7.75%, 2/13/18[2]	RUB	132,500,000	2,004,297
Russian Federation Sr. Unsec. Bonds, 4.875%, 9/16/23[2]		7,000,000	7,649,040
Russian Federation Unsec. Nts., Series 6216, 6.70%, 5/15/19	RUB	6,843,000,000	101,693,264
			111,346,601
Senegal—0.1%
Republic of Senegal Unsec. Bonds, 6.25%, 7/30/24[2]		8,330,000	7,975,975
Serbia—0.3%
Republic of Serbia Sr. Unsec. Nts., 5.25%, 11/21/17[2]		6,345,000	6,568,446
Republic of Serbia Unsec. Nts., 5.875%, 12/3/18[2]		12,495,000	13,267,191
			19,835,637
South Africa—1.5%
Republic of South Africa Sr. Unsec. Bonds, Series R208, 6.75%, 3/31/21	ZAR	514,540,000	32,837,944
Republic of South Africa Unsec. Bonds:
Series 2023, 7.75%, 2/28/23	ZAR	311,100,000	20,269,661
Series R186, 10.50%, 12/21/26	ZAR	507,200,000	38,280,307
			91,387,912

6        OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Spain—1.7%
Kingdom of Spain Inflation Linked Bonds, 1%, 11/30/30[2,3]	EUR	34,922,300	$40,169,037
Kingdom of Spain Sr. Unsec. Bonds, 2.90%, 10/31/46[2]	EUR	51,800,000	64,375,552
			104,544,589
Sri Lanka—0.3%
Democratic Socialist Republic of Sri Lanka Sr. Unsec. Bonds:
5.875%, 7/25/22[2]		6,875,000	6,690,042
6.25%, 10/4/20[2]		3,055,000	3,124,123
Democratic Socialist Republic of Sri Lanka Sr. Unsec. Nts., 6%, 1/14/19[2]		9,030,000	9,220,325
			19,034,490
Turkey—1.6%
Republic of Turkey Nts., 10.70%, 2/17/21	TRY	77,950,000	29,063,575
Republic of Turkey Unsec. Bonds, 6.625%, 2/17/45		9,995,000	12,160,087
Republic of Turkey Unsec. Nts.:
6.30%, 2/14/18	TRY	28,925,000	9,743,899
8.20%, 7/13/16	TRY	33,900,000	11,809,904
8.50%, 7/10/19	TRY	45,000,000	15,597,080
8.80%, 11/14/18	TRY	44,165,000	15,434,336
9.00%, 3/8/17	TRY	6,615,000	2,311,628
			96,120,509
Ukraine—0.5%
Ukraine Sr. Unsec. Nts., 7.75%, 9/1/19[4]		30,335,000	30,047,667
United Kingdom—4.5%
United Kingdom Unsec. Treasury Bonds:
2.75%, 9/7/24	GBP	97,000,000	148,899,819
3.25%, 1/22/44	GBP	71,340,000	126,340,605
			275,240,424
Uruguay—0.4%
Oriental Republic of Uruguay Sr. Unsec. Bonds, 5.10%, 6/18/50		21,110,000	21,162,775
Vietnam—0.2%
Socialist Republic of Vietnam Sr. Unsec. Bonds, 4.80%, 11/19/24[2]		13,625,000	14,088,400
Zambia—0.1%
Republic of Zambia Sr. Unsec. Bonds:
8.50%, 4/14/24[2]		2,100,000	1,834,980
8.97%, 7/30/27[2]		5,000,000	4,350,000
			6,184,980
Total Foreign Government Obligations (Cost $3,516,365,322)			3,566,143,754
Corporate Bonds and Notes—29.6%
Consumer Discretionary—1.8%
Auto Components—0.2%
GKN Holdings plc:
5.375% Sr. Unsec. Nts., 9/19/22	GBP	2,490,000	3,771,206

7        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Auto Components (Continued)

GKN Holdings plc: (Continued)
6.75% Sr. Unsec. Nts., 10/28/19	GBP	4,475,000	$6,785,229

			10,556,435

Automobiles—0.3%

Daimler AG, 1.375% Sr. Unsec. Nts., 5/11/28[4]	EUR	5,000,000	5,787,940

Volkswagen International Finance NV:
0.875% Sr. Unsec. Nts., 1/16/23	EUR	5,000,000	5,536,570
3.875% Jr. Sub. Perpetual Bonds[1,5]	EUR	5,610,000	6,411,037

			17,735,547

Hotels, Restaurants & Leisure—0.1%

Merlin Entertainments plc, 2.75% Sr. Unsec. Nts., 3/15/22[2]	EUR	5,690,000	6,139,699

Media—1.1%

Altice Luxembourg SA:
6.25% Sr. Unsec. Nts., 2/15/25[2]	EUR	2,600,000	2,644,435
7.25% Sr. Sec. Nts., 5/15/22[2]	EUR	7,920,000	8,884,346

SES SA, 4.625% Jr. Sub. Perpetual Bonds[1,4,5]	EUR	4,050,000	4,446,041

Sky plc, 2.25% Sr. Unsec. Nts., 11/17/25	EUR	5,000,000	5,816,932

Telenet Finance VI Luxembourg SCA, 4.875% Sr. Sec. Nts., 7/15/27[2]	EUR	5,000,000	5,634,134

UPC Holding BV, 6.75% Sr. Unsec. Nts., 3/15/23[2]	EUR	8,400,000	10,026,869

Virgin Media Finance plc:
6.375% Sr. Unsec. Nts., 10/15/24[2]	GBP	2,500,000	3,311,354
7.00% Sr. Unsec. Nts., 4/15/23	GBP	3,495,000	4,769,562

Virgin Media Secured Finance plc:
4.875% Sr. Sec. Nts., 1/15/27[2]	GBP	7,000,000	8,717,709
6.00% Sr. Sec. Nts., 4/15/21	GBP	8,145,000	11,208,983

VTR Finance BV, 6.875% Sr. Sec. Nts., 1/15/24[2]		1,920,000	1,919,002

			67,379,367

Textiles, Apparel & Luxury Goods—0.1%

New Look Secured Issuer plc, 6.50% Sr. Sec. Nts., 7/1/22[2]	GBP	3,850,000	4,734,067

PVH Corp., 3.625% Sr. Unsec. Nts., 7/15/24[2]	EUR	4,000,000	4,530,554

			9,264,621

Consumer Staples—0.4%

Beverages—0.2%

Anheuser-Busch InBev, 2% Sr. Unsec. Nts., 3/17/28	EUR	5,000,000	5,973,479

Brown-Forman Corp., 1.20% Sr. Unsec. Nts., 7/7/26[6]	EUR	1,000,000	1,107,020

Carlsberg Breweries, 2.50% Sr. Unsec. Nts., 5/28/24	EUR	2,000,000	2,450,008

Cott Finance Corp., 5.50% Sr. Unsec. Nts., 7/1/24[2]	EUR	2,000,000	2,266,294

Molson Coors Brewing Co., 4.20% Sr. Unsec. Nts., 7/15/46[6]		1,000,000	1,004,803

			12,801,604

Food Products—0.2%

Marfrig Holdings Europe BV, 8% Sr. Unsec. Nts., 6/8/23[2,6]		3,550,000	3,631,650

Minerva Luxembourg SA, 7.75% Sr. Unsec. Nts., 1/31/23[2]		4,345,000	4,453,625

			8,085,275

8        OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value

Energy—5.1%

Energy Equipment & Services—0.9%

Pertamina Persero PT:
5.625% Sr. Unsec. Nts., 5/20/43[2]		$24,378,000	$23,736,712
6.45% Sr. Unsec. Nts., 5/30/44[2]		25,700,000	27,335,342

Sinopec Group Overseas Development 2015 Ltd., 2.50% Sr. Unsec. Nts., 4/28/20[2]		5,790,000	5,858,270

			56,930,324

Oil, Gas & Consumable Fuels—4.2%

Bharat Petroleum Corp. Ltd., 4% Sr. Unsec. Nts., 5/8/25		6,120,000	6,269,040

CNOOC Finance 2011 Ltd., 4.25% Sr. Unsec. Nts., 1/26/21[2]		8,435,000	8,933,382

Delek & Avner Tamar Bond Ltd., 5.082% Sr. Sec. Nts., 12/30/23[2]		1,945,000	2,015,506

Gazprom OAO Via Gaz Capital SA:
4.95% Sr. Unsec. Nts., 7/19/22[2]		13,665,000	14,191,786
7.288% Sr. Unsec. Nts., 8/16/37[2]		15,000,000	17,480,250

Indian Oil Corp. Ltd., 5.75% Sr. Unsec. Nts., 8/1/23		15,365,000	17,423,833

KazMunayGas National Co. JSC:
4.40% Sr. Unsec. Nts., 4/30/23[2]		4,000,000	3,920,000
6.375% Sr. Unsec. Nts., 4/9/21[2]		9,685,000	10,629,287
7.00% Sr. Unsec. Nts., 5/5/20[2]		7,925,000	8,666,304

Novatek OAO via Novatek Finance Ltd., 4.422% Sr. Unsec. Nts., 12/13/22[2]		2,830,000	2,854,197

Origin Energy Finance Ltd., 3.50% Sr. Unsec. Nts., 10/9/18[2]		2,873,000	2,892,137

Pacific Exploration & Production Corp., 5.625% Sr. Unsec. Nts., 1/19/25[2,7]		5,915,000	1,123,850

Petrobras Global Finance BV:
4.375% Sr. Unsec. Nts., 5/20/23		17,750,000	14,460,925
5.375% Sr. Unsec. Nts., 1/27/21		8,000,000	7,400,000
5.75% Sr. Unsec. Nts., 1/20/20		6,690,000	6,470,568
7.25% Sr. Unsec. Nts., 3/17/44		5,000,000	4,125,000
8.375% Sr. Unsec. Nts., 5/23/21		9,700,000	10,034,650
8.75% Sr. Unsec. Nts., 5/23/26		9,975,000	10,068,067

Petroleos Mexicanos:
3.75% Sr. Unsec. Nts., 4/16/26	EUR	6,895,000	7,166,071
5.50% Sr. Unsec. Nts., 6/27/44		36,710,000	33,352,871
6.375% Sr. Unsec. Nts., 2/4/21[2]		6,635,000	7,230,823
6.875% Sr. Unsec. Nts., 8/4/26[2]		21,015,000	23,547,308

Repsol International Finance BV, 2.25% Sr. Unsec. Nts., 12/10/26	EUR	2,000,000	2,336,330

Thai Oil PCL, 4.875% Sr. Unsec. Nts., 1/23/43[2]		1,520,000	1,624,576

TOTAL SA, 3.875% Jr. Sub. Nts.[1,4,5]	EUR	21,070,000	24,308,961

YPF Sociedad Anonima, 0% Sr. Unsec. Nts., 7/7/20[2,6]		8,000,000	8,047,348

Zhaikmunai LLP, 6.375% Sr. Unsec. Nts., 2/14/19[2]		800,000	707,136

			257,280,206

Financials—15.3%

Capital Markets—1.5%

ContourGlobal Power Holdings SA, 5.125% Sec. Nts., 6/15/21[2]	EUR	6,160,000	6,737,621

9        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Capital Markets (Continued)

Credit Suisse Group AG, 7.50% Jr. Sub. Perpetual Bonds[1,5]		$15,000,000	$15,159,420

Credit Suisse Group Funding Guernsey Ltd., 3.80% Sr. Unsec. Nts., 6/9/23[2]		10,000,000	9,995,240

Deutsche Bank AG:
4.10% Sr. Unsec. Nts., 1/13/26		10,000,000	9,955,470
7.125% Jr. Sub. Perpetual Bonds[1,5]	GBP	10,000,000	10,580,109

Seven & Seven Ltd., 1.898% Sr. Unsec. Nts., 9/11/19[1,2]		3,500,000	3,488,677

UBS AG (Jersey Branch), 7.25% Sub. Nts., 2/22/22[1]		15,090,000	15,504,854

UBS Group AG:
6.875% Jr. Sub. Perpetual Bonds[1,4,5]		4,595,000	4,510,898
7.00% Jr. Sub. Perpetual Bonds[1,5]		8,000,000	8,158,432
7.125% Jr. Sub. Perpetual Bonds[1,5]		5,000,000	4,985,465

			89,076,186

Commercial Banks—10.8%

ABN AMRO Bank NV, 4.75% Sub. Nts., 7/28/25[2]		8,705,000	9,069,565

Akbank TAS, 7.50% Sr. Unsec. Nts., 2/5/18[2]	TRY	11,095,000	3,670,048

Allied Irish Banks plc, 4.125% Sub. Nts., 11/26/25[1,4]	EUR	12,000,000	12,376,726

Astana Finance JSC, 9.16% Sr. Unsec. Nts., 3/14/12[7]		612,810	—

Banco ABC Brasil SA, 7.875% Sub. Nts., 4/8/20[2]		1,100,000	1,116,500

Banco Bilbao Vizcaya Argentaria SA:
6.75% Jr. Sub. Perpetual Bonds[1,5]	EUR	17,000,000	16,285,387
7.00% Jr. Sub. Perpetual Bonds[1,5]	EUR	12,800,000	12,305,064
8.875% Jr. Sub. Perpetual Bonds[1,4,5]	EUR	17,995,000	19,844,380

Banco de Bogota SA, 6.25% Sub. Nts., 5/12/26[2]		4,675,000	4,768,500

Banco de Sabadell SA, 5.625% Sub. Nts., 5/6/26[4]	EUR	6,000,000	6,612,536

Banco Hipotecario SA, 9.75% Sr. Unsec. Nts., 11/30/20[2]		1,335,000	1,451,479

Banco Santander SA:
6.25% Jr. Sub. Perpetual Bonds[1,5]	EUR	12,700,000	11,970,942
6.375% Jr. Sub. Perpetual Bonds[1,5]		10,000,000	8,790,490

Bank of Ireland:
4.25% Sub. Nts., 6/11/24[1]	EUR	4,090,000	4,419,151
10.00% Sub. Nts., 2/12/20	EUR	10,000,000	13,229,296
10.00% Sub. Nts., 12/19/22	EUR	4,710,000	6,593,988

Bank of Scotland plc:
4.875% Sec. Nts., 11/8/16	GBP	5,170,000	6,975,642
4.875% Sec. Nts., 12/20/24	GBP	8,675,000	14,384,454

Barclays plc:
6.50% Jr. Sub. Perpetual Bonds[1,5]	EUR	15,000,000	14,815,162
6.625% Jr. Sub. Perpetual Bonds[1,5]		3,000,000	2,692,500
7.00% Jr. Sub. Perpetual Bonds[1,5]	GBP	5,135,000	6,060,086
7.875% Jr. Sub. Perpetual Bonds[1,5]	GBP	10,000,000	11,998,223
8.00% Jr. Sub. Perpetual Bonds[1,5]	EUR	6,105,000	6,354,295

BNP Paribas SA, 7.625% Jr. Sub. Perpetual Bonds[1,2,5]		1,000,000	1,002,500

BPCE SA:
2.75% Sub. Nts., 7/8/26[1]	EUR	7,410,000	8,344,581
4.50% Sub. Nts., 3/15/25[2]		5,000,000	5,008,720
4.875% Sub. Nts., 4/1/26[2]		4,455,000	4,581,718

Commonwealth Bank of Australia, 4.50% Sub. Nts., 12/9/25[2]		5,000,000	5,242,550

Compass Bank, 3.875% Sub. Nts., 4/10/25		5,000,000	4,809,160

10        OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value

Commercial Banks (Continued)

Cooperatieve Rabobank UA:
5.50% Jr. Sub. Perpetual Bonds[1,4,5]	EUR	11,090,000	$11,771,767
6.625% Jr. Sub. Nts.[1,4,5]	EUR	7,000,000	7,810,703

Credit Agricole Assurances SA, 4.25% Sub. Perpetual Bonds[1,5]	EUR	10,000,000	10,499,001

Credit Agricole SA:
8.125% Jr. Sub. Perpetual Bonds[1,2,5]		4,405,000	4,397,481
8.375% Jr. Sub. Perpetual Bonds[1,2,5]		30,000,000	33,643,500

Danske Bank AS, 5.684% Jr. Sub. Perpetual Bonds[1,5]	GBP	6,225,000	8,328,715

EUROFIMA, 6.25% Sr. Unsec. Nts., 12/28/18	AUD	5,270,000	4,300,987

Export-Import Bank of India:
9.50% Sr. Unsec. Nts., 10/9/18	INR	175,000,000	2,698,850
9.70% Sr. Unsec. Nts., 11/21/18	INR	200,000,000	3,101,136

Grupo Aval Ltd., 4.75% Sr. Unsec. Nts., 9/26/22[2]		700,000	686,875

HBOS plc, 4.50% Sub. Nts., 3/18/30[1]	EUR	8,000,000	9,607,816

HSBC Bank Capital Funding Sterling 1 LP, 5.844% Jr. Sub. Perpetual Bonds[1,5]	GBP	3,100,000	4,420,292

HSBC Holdings plc, 6.875% Jr. Sub. Perpetual Bonds[1,5]		5,000,000	4,987,500

ICICI Bank Ltd., 6.375% Jr. Sub. Nts., 4/30/22[1,2]		26,861,000	27,260,101

ICICI Bank Ltd. (Dubai), 4% Sr. Unsec. Nts., 3/18/26[2]		10,000,000	10,179,150

ING Bank NV, 2.75% Sr. Unsec. Nts., 3/22/21[2]		3,000,000	3,102,615

ING Groep NV, 6.50% Jr. Sub. Perpetual Bonds[1,5]		15,000,000	13,753,125

Intesa Sanpaolo SpA:
5.017% Sub. Nts., 6/26/24[2]		7,150,000	6,581,818
7.00% Jr. Sub. Perpetual Bonds[1,4,5]	EUR	4,120,000	4,284,123
7.70% Jr. Sub. Perpetual Bonds[1,2,5]		19,000,000	16,411,250

Krung Thai Bank PCL (Cayman Islands), 5.20% Sub. Nts., 12/26/24[1]		3,310,000	3,469,125

Lloyds Banking Group plc:
4.65% Sub. Nts., 3/24/26		15,000,000	15,226,245
7.00% Jr. Sub. Perpetual Bonds[1,5]	GBP	13,000,000	16,377,769

7.625% Jr. Sub. Perpetual Bonds[1,5]	GBP	8,000,000	10,104,187

NABARD, 8.19% Sr. Unsec. Nts., 6/8/18	INR	80,000,000	1,197,877

NN Group NV, 4.625% Sub. Nts., 4/8/44[1]	EUR	13,945,000	15,692,352

Rabobank Capital Funding Trust IV, 5.556% Jr. Sub. Perpetual Bonds[1,2,5]	GBP	8,355,000	11,436,851

Royal Bank of Scotland Group plc:
2.50% Sr. Unsec. Nts., 3/22/23	EUR	9,000,000	9,879,423
4.80% Sr. Unsec. Nts., 4/5/26		12,000,000	12,234,840
5.125% Sub. Nts., 5/28/24		6,980,000	6,819,886
7.64% Jr. Sub. Perpetual Bonds[1,5]		3,715,000	3,547,825

Royal Bank of Scotland plc (The), 13.125% Sub. Nts., 3/19/22[1]	AUD	30,052,000	23,704,653

Santander Issuances SAU, 5.179% Sub. Nts., 11/19/25		10,000,000	10,013,390

Santander UK Group Holdings plc, 4.75% Sub. Nts., 9/15/25[2]		6,870,000	6,801,094

Sberbank of Russia Via SB Capital SA, 5.50% Sub. Nts., 2/26/24[1,2]		10,340,000	10,205,063

Societe Generale SA:
4.25% Sub. Nts., 4/14/25[2]		5,000,000	4,956,900
6.00% Jr. Sub. Perpetual Bonds[1,5]		8,000,000	7,066,000

11        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Commercial Banks (Continued)

Societe Generale SA: (Continued)
7.875% Jr. Sub. Perpetual Bonds[1,2,5]		$15,000,000	$13,950,000
8.00% Jr. Sub. Perpetual Bonds[1,2,5]		9,250,000	8,851,325

SPCM SA, 2.875% Sr. Unsec. Nts., 6/15/23[2]	EUR	4,100,000	4,375,151

Standard Chartered Bank, 5.375% Jr. Sub. Perpetual Bonds[1,5]	GBP	4,000,000	5,147,581

Standard Chartered plc, 6.50% Jr. Sub. Perpetual Bonds[1,2,5]		5,300,000	4,887,925

State Bank of India:
6.439% Jr. Sub. Perpetual Bonds[1,5]		3,954,000	4,021,064
7.14% Jr. Sub. Perpetual Bonds[1,5]		4,400,000	4,507,989

TC Ziraat Bankasi AS, 4.75% Sr. Unsec. Nts., 4/29/21[2]		3,065,000	3,127,327

Turkiye Halk Bankasi AS, 5% Sr. Unsec. Nts., 7/13/21[2,6]		6,370,000	6,356,050

Turkiye Is Bankasi, 5.375% Sr. Unsec. Nts., 10/6/21[2]		3,675,000	3,801,336

Turkiye Vakiflar Bankasi TAO, 6.875% Sub. Nts., 2/3/25[1,2]		4,720,000	4,796,700

UniCredit SpA:
4.375% Sub. Nts., 1/3/27[1,4]	EUR	5,000,000	5,431,605
8.00% Jr. Sub. Perpetual Bonds[1,5]		5,000,000	4,075,215

VTB Bank OJSC Via VTB Capital SA, 6.95% Sub. Nts., 10/17/22[2]		5,180,000	5,425,014

			660,088,210

Diversified Financial Services—1.1%

Banco Nacional de Desenvolvimento Economico e Social, 6.50% Sr. Unsec. Nts., 6/10/19[2]		11,640,000	12,338,400

Berkshire Hathaway, Inc., 1.625% Sr. Unsec. Nts., 3/16/35	EUR	32,240,000	35,208,856

JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35[2]	MXN	34,101,099	163,207

National Savings Bank, 8.875% Sr. Unsec. Nts., 9/18/18[2]		11,135,000	11,893,071

Power Finance Corp. Ltd., 8.29% Sr. Unsec. Nts., 6/13/18	INR	180,000,000	2,699,216

Rural Electrification Corp. Ltd., 9.04% Sr. Unsec. Nts., 10/12/19	INR	250,000,000	3,833,551

Schaeffler Finance BV:
3.25% Sr. Sec. Nts., 5/15/25[2]	EUR	2,310,000	2,631,281
4.75% Sr. Sec. Nts., 5/15/23[2]		460,000	469,200

			69,236,782

Insurance—1.5%

Allianz SE, 4.75% Jr. Sub. Perpetual Bonds[1,5]	EUR	10,000,000	11,890,705

Assicurazioni Generali SpA:
5.00% Sr. Sub. Nts., 6/8/48[1,4]	EUR	3,000,000	3,319,895
5.50% Sub. Nts., 10/27/47[1]	EUR	6,000,000	6,866,884
6.269% Jr. Sub. Perpetual Bonds[1,5]	GBP	4,350,000	5,402,145
7.75% Sub. Nts., 12/12/42[1]	EUR	3,485,000	4,502,302
10.125% Sub. Nts., 7/10/42[1]	EUR	7,000,000	9,909,847

Aviva plc, 6.125% Jr. Sub. Perpetual Bonds[1,5]	GBP	6,565,000	8,764,774

AXA SA:
3.375% Sub. Nts., 7/6/47[1,4]	EUR	9,000,000	9,933,277
5.25% Sub. Nts., 4/16/40[1]	EUR	5,000,000	6,132,989

Demeter Investments BV for Zurich Insurance Co. Ltd., 3.50% Sub. Nts., 10/1/46[1,4]	EUR	4,000,000	4,447,026

Prudential plc, 5.70% Sub. Nts., 12/19/63[1]	GBP	5,000,000	6,418,828

Sogecap SA, 4.125% Sub. Perpetual Bonds[1,5]	EUR	4,420,000	4,548,185

12        OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value

Insurance (Continued)

Swiss Reinsurance Co. via ELM BV, 3.295% Jr. Sub. Perpetual Bonds[1,5]	AUD	13,000,000	$9,457,532

			91,594,389

Real Estate Investment Trusts (REITs)—0.1%

Banco Invex SA/Hipotecaria Credito y Casa SA de CV, 6.45% Sec. Nts., 3/13/34[3,7]	MXN	27,602,566	—

Trust F/1401, 5.25% Sr. Unsec. Nts., 1/30/26[2]		6,855,000	7,009,237

			7,009,237

Real Estate Management & Development—0.1%

Groupama SA, 6.375% Sub. Perpetual Bonds[1,5]	EUR	9,000,000	8,851,204

Thrifts & Mortgage Finance—0.2%

Housing Development Finance Corp. Ltd.:
8.70% Sr. Sec. Nts., 4/26/18	INR	250,000,000	3,723,031
8.95% Sec. Nts., 10/19/20	INR	125,000,000	1,897,885

MDC-GMTN BV, 2.75% Sr. Unsec. Nts., 5/11/23[2]		6,680,000	6,697,983

			12,318,899

Health Care—0.3%

Biotechnology—0.1%

Deutsche Bank AG, 6% Jr. Sub. Perpetual Bonds[1,5]	EUR	5,000,000	4,463,342

Health Care Providers & Services—0.1%

OCP SA, 4.50% Sr. Unsec. Nts., 10/22/25[2]		6,360,000	6,238,524

Pharmaceuticals—0.1%

Almirall SA, 4.625% Sr. Unsec. Nts., 4/1/21	EUR	5,295,000	6,134,952

Industrials—0.4%

Construction & Engineering—0.1%

Fideicomiso PA Costera, 6.25% Sec. Nts., 1/15/34[6]	COP	10,000,000,000	3,226,328

Fideicomiso PA Pacifico Tres, 8.25% Sr. Sec. Nts., 1/15/35[2]		3,335,000	3,651,825

			6,878,153

Trading Companies & Distributors—0.1%

Eldorado International Finance GmbH, 8.625% Sr. Unsec. Nts., 6/16/21[2]		2,775,000	2,699,659

Samvardhana Motherson Automotive Systems Group BV, 1st Lien Nts., 4.875%, 12/16/21[4]		1,500,000	1,510,245

			4,209,904

Transportation Infrastructure—0.2%

Aeropuerto Internacional de Tocumen SA, 5.625% Sr. Sec. Nts., 5/18/36[2]		6,675,000	6,708,375

DP World Ltd., 6.85% Sr. Unsec. Nts., 7/2/37[2]		5,115,000	5,628,443

			12,336,818

Information Technology—0.1%

Internet Software & Services—0.1%

Baidu, Inc., 4.125% Sr. Unsec. Nts., 6/30/25		6,395,000	6,728,199

Materials—1.8%

Chemicals—0.7%

Arkema SA, 4.75% Jr. Sub. Perpetual Bonds[1,5]	EUR	7,565,000	8,701,350

13        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Chemicals (Continued)

Crown European Holdings SA, 3.375% Sr. Unsec. Nts., 5/15/25[2]	EUR	5,000,000	$5,526,472

Kallpa Generacion SA, 4.875% Sr. Unsec. Nts., 5/24/26[2]		2,665,000	2,721,631

ONGC Videsh Ltd.:
2.75% Sr. Unsec. Nts., 7/15/21	EUR	7,490,000	8,684,797
4.625% Sr. Unsec. Nts., 7/15/24		12,695,000	13,590,848

			39,225,098

Construction Materials—0.3%

Cemex SAB de CV:
4.375% Sr. Sec. Nts., 3/5/23[2]	EUR	700,000	757,948
7.75% Sr. Sec. Nts., 4/16/26[2]		6,855,000	7,214,887

Globo Comunicacao e Participacoes SA, 4.843% Sr. Unsec. Nts., 6/8/25[1,2]		5,945,000	5,766,650

HeidelbergCement Finance Luxembourg SA:
3.25% Sr. Unsec. Nts., 10/21/21	EUR	1,955,000	2,350,353
7.50% Sr. Unsec. Nts., 4/3/20	EUR	1,775,000	2,422,858

Union Andina de Cementos SAA, 5.875% Sr. Unsec. Nts., 10/30/21[2]		1,870,000	1,899,920

			20,412,616

Containers & Packaging—0.2%

Klabin Finance SA, 5.25% Sr. Unsec. Nts., 7/16/24[2]		4,925,000	4,851,125

Smurfit Kappa Acquisitions, 4.875% Sr. Sec. Nts., 9/15/18[2]		8,535,000	8,951,081

			13,802,206

Metals & Mining—0.6%

ABJA Investment Co. Pte Ltd.:
4.95% Sr. Unsec. Nts., 5/3/23	SGD	1,250,000	814,554
5.95% Sr. Unsec. Nts., 7/31/24		1,625,000	1,525,794

ArcelorMittal, 2.875% Sr. Unsec. Nts., 7/6/20	EUR	4,935,000	5,470,028

Evraz Group SA, 6.75% Sr. Unsec. Nts., 1/31/22[4]		3,005,000	3,053,681

Glencore Finance Canada Ltd., 2.70% Sr. Unsec. Nts., 10/25/17[2]		2,810,000	2,800,353

Glencore Funding LLC, 4.125% Sr. Unsec. Nts., 5/30/23[2]		4,945,000	4,556,081

JSW Steel Ltd., 4.75% Sr. Unsec. Nts., 11/12/19		1,855,000	1,707,721

Metalloinvest Finance Ltd., 5.625% Unsec. Nts., 4/17/20[2]		1,250,000	1,306,340

Southern Copper Corp., 5.875% Sr. Unsec. Nts., 4/23/45		5,655,000	5,333,151

Vale Overseas Ltd., 5.875% Sr. Unsec. Nts., 6/10/21		6,360,000	6,383,850

			32,951,553

Paper & Forest Products—0.0%

Metsa Board OYJ, 4% Sr. Unsec. Nts., 3/13/19	EUR	800,000	948,368

Stora Enso OYJ, 2.125% Sr. Unsec. Nts., 6/16/23[4]	EUR	1,000,000	1,111,373

			2,059,741

Telecommunication Services—2.4%

Diversified Telecommunication Services—1.4%

AT&T, Inc., 2.45% Sr. Unsec. Nts., 3/15/35	EUR	10,000,000	11,432,134

Colombia Telecomunicaciones SA ESP:
5.375% Sr. Unsec. Nts., 9/27/22[2]		2,780,000	2,634,050
8.50% Sub. Perpetual Bonds[1,2,5]		835,000	738,975

14        OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value

Diversified Telecommunication Services (Continued)

Koninklijke KPN NV, 8.375% Sr. Unsec. Nts., 10/1/30		$8,878,000	$12,315,277

Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38		15,957,000	16,675,065

Telecom Italia SpA, 3.625% Sr. Unsec. Nts., 1/19/24[4]	EUR	5,140,000	6,072,190

Telecom Italia SpA/Milano, 7.375% Sr. Unsec. Nts., 12/15/17	GBP	5,000,000	7,156,534

Telefonica Emisiones SAU, 2.932% Sr. Unsec. Nts., 10/17/29	EUR	15,600,000	19,674,007

Telefonica Europe BV, 6.50% Jr. Sub. Perpetual Bonds[1,5]	EUR	10,000,000	11,660,476

			88,358,708

Wireless Telecommunication Services—1.0%

Bharti Airtel International Netherlands BV:
5.125% Sr. Unsec. Nts., 3/11/23[2]		2,185,000	2,367,828
5.35% Sr. Unsec. Nts., 5/20/24[2]		3,445,000	3,821,308

Bharti Airtel Ltd., 4.375% Sr. Unsec. Nts., 6/10/25[2]		3,000,000	3,151,380

Digicel Group Ltd., 7.125% Sr. Unsec. Nts., 4/1/22[2]		2,010,000	1,504,987

Digicel Ltd., 6.75% Sr. Unsec. Nts., 3/1/23[2]		5,015,000	4,287,825

GTH Finance BV:
6.25% Sr. Unsec. Nts., 4/26/20[2]		2,535,000	2,635,171
7.25% Sr. Unsec. Nts., 4/26/23[2]		3,875,000	4,049,375

Millicom International Cellular SA, 6% Sr. Unsec. Nts., 3/15/25[2]		6,790,000	6,645,712

Telefonica Europe BV:
5.875% Jr. Sub. Perpetual Bonds[1,5]	EUR	2,000,000	2,270,781
6.75% Jr. Sub. Perpetual Bonds[1,5]	GBP	9,750,000	13,183,183

Telekom Austria AG, 5.625% Jr. Sub. Perpetual Bonds[1,5]	EUR	7,460,000	8,693,748

VimpelCom Holdings BV, 9% Sr. Unsec. Nts., 2/13/18[2]	RUB	128,400,000	1,965,268

Wind Acquisition Finance SA, 4% Sr. Sec. Nts., 7/15/20[2]	EUR	4,490,000	4,915,340

			59,491,906

Utilities—2.0%

Electric Utilities—1.6%

EDP Finance BV, 5.25% Sr. Unsec. Nts., 1/14/21[2]		11,585,000	12,309,063

EDP-Energias de Portugal SA, 5.375% Sub. Nts., 9/16/75[1]	EUR	10,000,000	11,053,276

Electricite de France SA:
4.125% Sr. Unsec. Nts., 3/25/27	EUR	5,000,000	7,138,273
4.625% Sr. Unsec. Nts., 9/11/24	EUR	1,800,000	2,580,473
5.25% Jr. Sub. Perpetual Bonds[1,2,5]		5,788,000	5,534,775
5.625% Jr. Sub. Perpetual Bonds[1,2,5]		2,915,000	2,787,469
5.875% Jr. Sub. Perpetual Bonds[1,5]	GBP	9,600,000	10,794,984
6.00% Jr. Sub. Perpetual Bonds[1,5]	GBP	12,520,000	14,970,673

Enel SpA:
5.00% Jr. Sub. Nts., 1/15/75[1]	EUR	10,075,000	11,795,604
8.75% Jr. Sub. Nts., 9/24/73[1,2]		5,000,000	5,706,250

National Power Corp., 5.875% Sr. Unsec. Nts., 12/19/16	PHP	665,100,000	14,366,556

Power Grid Corp. of India Ltd., 8.70% Sec. Nts., 7/15/18	INR	130,000,000	1,962,831

			101,000,227

Independent Power and Renewable Electricity Producers—0.2%

AES Andres BV/Dominican Power Partners/Empresa
Generadora de Electricidad It, 7.95% Sr. Unsec. Nts., 5/11/26[2]		4,800,000	5,010,000

15        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Independent Power and Renewable Electricity Producers (Continued)

Infinis plc, 7% Sr. Sec. Nts., 2/15/19	GBP	4,700,000	$6,319,331

			11,329,331

Multi-Utilities—0.2%

NGG Finance plc, 4.25% Sub. Nts., 6/18/76[1]	EUR	10,305,000	12,147,188

Total Corporate Bonds and Notes (Cost $1,898,862,852)			1,812,116,451
		Shares

Common Stock—0.0%

JP Morgan International, GDR[8] (Cost $0)		868,851	—
		Principal Amount

Structured Securities—0.3%

Credit Suisse First Boston International, Moitk Total Return Linked Nts., 21%, 3/30/11[7]	RUB	220,242,600	—

Credit Suisse First Boston, Inc. (Nassau Branch), Russian Specialized Construction & Installation Administration Total Return Linked Nts., 13%, 5/24/10[7]	RUB	64,600,000	—

Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds:
3.003% Sr. Sec. Nts., 4/30/25[2,9]		2,973,364	1,699,149
3.054% Sr. Sec. Nts., 4/30/25[2,9]		3,788,522	2,164,977
3.131% Sr. Sec. Nts., 4/30/25[2,9]		2,923,667	1,670,750
3.179% Sr. Sec. Nts., 4/30/25[2,9]		3,640,203	2,080,219
3.231% Sr. Sec. Nts., 4/30/25[2,9]		4,154,739	2,374,254
3.265% Sr. Sec. Nts., 4/30/25[2,9]		3,319,150	1,896,751
3.333% Sr. Sec. Nts., 4/30/25[1,2]		3,270,782	1,869,111
3.346% Sr. Sec. Nts., 4/30/25[2,9]		3,119,860	1,782,865

LB Peru Trust II Certificates, Series 1998-A, 3.795%, 2/28/16[7]		11,734	—

Morgan Stanley, Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5%, 8/22/34	RUB	163,658,657	1,129,255

Total Structured Securities (Cost $35,863,623)			16,667,331

Short-Term Notes—2.8%

Letras del Banco Central de la Republica Argentina:
28.25%, 1/25/17[9]	ARS	115,000,000	6,669,801
29.75%, 1/18/17[9]	ARS	150,000,000	8,731,908
30.00%, 1/11/17[9]	ARS	50,000,000	2,924,872

United States Treasury Bills:
0.364%, 11/10/16[9,10]		75,000,000	74,931,825
0.41%, 9/29/16[9,10,11]		75,000,000	74,951,925

Total Short-Term Notes (Cost $169,137,163)			168,210,331

		Exercise	Expiration
		Price	Date		Contracts

Exchange-Traded Option Purchased—0.0%

Euro-BUND Put[8]
($1,132,583)	EUR	163.000	7/22/16	EUR	1,650	91,554

16        OPPENHEIMER INTERNATIONAL BOND FUND

	Counter- party		Exercise Price	Expiration Date		Contracts	Value

Over-the-Counter Options Purchased—0.5%

BRL Currency Call[8]	JPM	JPY	44.400	9/6/16	BRL	225,000,000	$33

BRL Currency Call[8]	CITNA-B	BRL	3.250	9/29/16	BRL	650,000,000	5,316,350

BRL Currency Call[8]	GSG	JPY	45.500	8/18/16	BRL	175,000,000	—

BRL Currency Call[8]	GSG	JPY	44.000	8/25/16	BRL	132,000,000	7

EUR Currency Put[8]	GSG	EUR	1.110	8/24/16	EUR	150,000,000	2,479,050

EUR Currency Put[8]	BOA	EUR	1.110	11/24/16	EUR	150,000,000	3,813,150

EUR Currency Put[8]	GSG	EUR	1.090	9/7/16	EUR	100,000,000	1,082,500

GBP Currency Call[8]	GSG	GBP	1.514	7/25/16	GBP	150,000,000	750

GBP Currency Call[8]	GSG	GBP	1.492	7/13/16	GBP	50,000,000	—

GBP Currency Call[8]	BOA	GBP	1.504	7/18/16	GBP	50,000,000	50

IDR Currency Call[8]	GSG	IDR	13270.000	9/29/16	IDR	995,250,000,000	995,250

INR Currency Call[8]	JPM	INR	69.500	12/28/16	INR	6,950,000,000	2,022,450

INR Currency Call[8]	BOA	INR	66.500	8/3/16	INR	13,300,000,000	239,400

JPY Currency Call[8]	CITNA-B	JPY	100.000	9/26/16	JPY	20,000,000,000	2,780,000

JPY Currency Call[8]	BOA	JPY	100.000	9/26/16	JPY	30,000,000,000	4,170,000

JPY Currency Call[8]	GSG	JPY	100.000	9/27/16	JPY	25,000,000,000	3,500,000

MXN Currency Call[8]	CITNA-B	MXN	17.072	7/29/16	MXN	1,707,200,000	44,387

MXN Currency Call[8]	GSG	MXN	18.100	9/23/16	MXN	2,262,500,000	2,142,588

17        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Counter- party		Exercise Price	Expiration Date		Contracts	Value

Over-the-Counter Options Purchased (Continued)

SGD Currency Put[8]	GSG	SGD	1.380	10/12/16	SGD	138,000,000	$650,256

ZAR Currency Call[8]	GSG	ZAR	14.600	9/21/16	ZAR	730,000,000	1,282,610

Total Over-the-Counter Options Purchased (Cost $48,788,009)							30,518,831

		Pay/Receive
		Floating	Floating	Fixed	Expiration	Notional Amount
	Counterparty	Rate	Rate	Rate	Date	(000’s)

Over-the-Counter Interest Rate Swaptions Purchased—0.6%

Interest Rate Swap maturing 01/19/19 Call[8]	BOA	Pay	Three- Month USD BBA LIBOR	1.200%	1/17/17	$500,000	4,463,360
Interest Rate Swap maturing 01/31/19 Call[8]	BOA	Pay	Three- Month USD BBA LIBOR	1.200	1/27/17	500,000	4,454,625
Interest Rate Swap maturing 02/01/19 Call[8]	BOA	Pay	Three- Month USD BBA LIBOR	0.914	1/30/17	450,000	2,071,701
Interest Rate Swap maturing 06/05/38 Call[8]	GSG	Receive	Six-Month JPY BBA LIBOR	0.553	6/1/18	7,500,000	2,923,531
Interest Rate Swap maturing 06/12/46 Call[8]	JPM	Pay	Three- Month USD BBA LIBOR	2.247	6/8/18	88,000	8,802,828
Interest Rate Swap maturing 06/12/46 Call[8]	JPM	Receive	Three- Month USD BBA LIBOR	2.247	6/8/18	88,000	5,735,117
Interest Rate Swap maturing 07/25/26 Call[8]	BOA	Receive	Six-Month EUR EURIBOR	0.758	7/21/16	50,000	14,627

18        OPPENHEIMER INTERNATIONAL BOND FUND

		Pay/Receive
		Floating	Floating	Fixed	Expiration	Notional Amount
	Counterparty	Rate	Rate	Rate	Date	(000’s)	Value

Over-the-Counter Interest Rate Swaptions Purchased (Continued)

Interest Rate Swap maturing 07/26/26 Call[8]	BOA	Receive	Three- Month USD BBA LIBOR	1.548%	8/18/16	$200,000	$82,780
Interest Rate Swap maturing 08/22/21 Call[8]	JPM	Receive	Six-Month EUR EURIBOR	0.660	7/22/16	100,000	80,257
Interest Rate Swap maturing 09/13/46 Call[8]	GSG	Receive	Six-Month EUR EURIBOR	0.987	9/9/16	50,000	1,478,994
Interest Rate Swap maturing 09/26/46 Call[8]	BOA	Receive	Six-Month EUR EURIBOR	1.038	9/22/16	50,000	1,447,120
Interest Rate Swap maturing 11/20/28 Call[8]	BOA	Receive	Three- Month KRW CD KSDA	3.640	11/19/18	50,000,000	68,577
Interest Rate Swap maturing 11/23/36 Call[8]	GSG	Receive	Three- Month USD BBA LIBOR	3.250	11/21/16	175,000	81,620
Interest Rate Swap maturing 12/13/26 Call[8]	BOA	Receive	Three- Month USD BBA LIBOR	2.115	12/9/16	150,000	622,096
Interest Rate Swap maturing 4/30/24 Call[8]	GSG	Receive	Three- Month KRW CD KSDA	3.530	4/29/19	100,000,000	115,745
Interest Rate Swap maturing 5/19/25 Call[8]	JPM	Receive	Six-Month SGD SOR VWAP	3.170	5/15/20	100,000	1,150,742
Interest Rate Swap maturing 5/19/25 Call[8]	JPM	Pay	Six-Month SGD SOR VWAP	3.170	5/15/20	100,000	3,540,126

19        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Pay/Receive
		Floating	Floating	Fixed	Expiration	Notional Amount
	Counterparty	Rate	Rate	Rate	Date	(000’s)	Value

Over-the-Counter Interest Rate Swaptions Purchased (Continued)

Interest Rate Swap maturing 5/30/33 Put[8]	BAC	Receive	Six-Month GBP BBA LIBOR	3.990%	5/30/23	$40,415	$1,452,865
Interest Rate Swap maturing 7/29/36 Call[8]	JPM	Receive	Six-Month JPY BBA LIBOR	0.969	7/27/16	7,000,000	217,141

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $49,931,761)							38,803,852

	Shares

Investment Company—3.7%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.49%[12,13]
(Cost $228,188,827)	228,188,827	228,188,827

Total Investments, at Value (Cost $6,218,657,854)	99.3%	6,090,544,702

Net Other Assets (Liabilities)	0.7	43,017,954

Net Assets	100.0%	$6,133,562,656

Footnotes to Statement of Investments

1. Represents the current interest rate for a variable or increasing rate security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,310,760,482 or 21.37% of the Fund’s net assets at period end.

3. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

4. All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

5. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

6. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Consolidated Notes.

7. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

8. Non-income producing security.

9. Zero coupon bond reflects effective yield on the original acquisition date.

10. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $90,544,001. See Note 6 of the accompanying Consolidated Notes.

11. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $8,968,248. See Note 6 of the accompanying Consolidated Notes.

12. Rate shown is the 7-day yield at period end.

20        OPPENHEIMER INTERNATIONAL BOND FUND

13. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares September 30, 2015	Gross Additions	Gross Reductions	Shares June 30, 2016
Oppenheimer Institutional Money Market Fund, Cl. E	543,275,597	2,529,010,636	2,844,097,406	228,188,827

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$228,188,827	$513,409

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United Kingdom	$666,080,836	10.9%
Brazil	625,468,033	10.3
Mexico	563,298,166	9.3
United States	462,479,232	7.6
Italy	408,827,262	6.7
India	365,377,789	6.0
France	337,087,327	5.5
Spain	288,507,675	4.7
Indonesia	243,499,914	4.0
Russia	168,957,454	2.8
Japan	147,663,845	2.4
Germany	136,646,663	2.2
Australia	127,289,932	2.1
Netherlands	125,648,744	2.1
Argentina	122,843,532	2.0
Turkey	117,871,969	1.9
Hungary	100,799,770	1.7
South Africa	92,670,522	1.5
Switzerland	79,575,301	1.3
Poland	68,667,669	1.1
Ireland	61,428,554	1.0
Portugal	52,629,328	0.9
Colombia	51,598,965	0.9
Peru	43,720,861	0.7
Greece	41,862,982	0.7
Luxembourg	40,139,263	0.7
Kazakhstan	36,797,471	0.6
New Zealand	35,726,713	0.6
Ivory Coast	35,602,244	0.6
Dominican Republic	31,741,800	0.5
Sri Lanka	30,927,560	0.5
Ukraine	30,047,667	0.5
China	21,519,851	0.4
Uruguay	21,162,775	0.4

21        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Geographic Holdings (Continued)	Value	Percent

Malaysia	$20,740,370	0.3%
Serbia	19,835,637	0.3
Morocco	16,816,602	0.3
Croatia	16,705,654	0.3
Romania	16,613,539	0.3
Philippines	14,366,556	0.2
Vietnam	14,088,400	0.2
Oman	13,288,604	0.2
United Arab Emirates	12,326,426	0.2
Belgium	11,607,613	0.2
Jamaica	11,142,812	0.2
Jersey, Channel Islands	10,860,803	0.2
Denmark	10,778,723	0.2
Eurozone	10,395,698	0.2
Cyprus	9,082,922	0.2
Austria	8,693,748	0.1
Senegal	7,975,975	0.1
Paraguay	7,482,000	0.1
Namibia	7,290,425	0.1
Guatemala	7,131,250	0.1
Panama	6,708,375	0.1
Zambia	6,184,980	0.1
Nigeria	5,531,054	0.1
Honduras	5,450,000	0.1
Singapore	5,341,125	0.1
Costa Rica	5,109,087	0.1
Thailand	5,093,701	0.1
Supranational	4,300,987	0.1
South Korea	3,672,999	0.1
Iraq	2,635,425	0.0
Canada	2,266,294	0.0
Finland	2,059,741	0.0
Israel	2,015,506	0.0
Chile	1,919,002	0.0
Gabon	865,000	0.0

Total	$6,090,544,702	100.0%

Forward Currency Exchange Contracts as of June 30, 2016
Counter- party	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation

BAC	09/2016	EUR	60,000	USD	66,360	$406,594	$—
BAC	11/2016	GBP	41,830	USD	61,641	—	5,869,317
BAC	07/2016	IDR	113,724,000	USD	8,638	—	30,400
BAC	09/2016	JPY	5,940,730	USD	56,230	1,443,570	—
BAC	07/2016	PLN	5,650	USD	1,427	5,467	—
BAC	07/2016	TRY	65,120	USD	21,694	853,321	—
BAC	09/2016 - 11/2016	USD	145,983	EUR	130,000	1,099,678	—
BAC	07/2016 - 08/2016	USD	14,820	IDR	210,104,000	—	1,067,729
BAC	08/2016	USD	85,028	INR	5,737,000	596,064	—

22        OPPENHEIMER INTERNATIONAL BOND FUND

Forward Currency Exchange Contracts (Continued)
Counter- party	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation

BAC	09/2016	USD	58,791	JPY	6,000,000	$516,335	$—
BAC	08/2016	USD	67,009	KRW	77,000,000	253,843	—
BAC	12/2016	USD	14,332	PHP	705,000	—	517,684
BAC	07/2016 - 08/2016	USD	60,227	RUB	3,933,700	—	813,644
BAC	09/2016	USD	66,360	SEK	565,290	—	672,843
BNP	08/2016	BRL	221,440	USD	66,286	2,032,168	—
BNP	08/2016	COP	14,686,000	USD	4,854	140,492	—
BNP	08/2016	USD	62,789	BRL	209,760	—	1,924,980
BNP	08/2016	USD	14,315	COP	43,309,000	—	414,312
BOA	02/2017	CNH	338,375	USD	50,000	225,430	—
BOA	11/2016	EUR	2,460	USD	2,813	—	68,778
BOA	07/2016	IDR	265,640,000	USD	20,251	—	145,915
BOA	07/2016	INR	1,698,000	USD	25,000	43,605	—
BOA	08/2016 - 11/2016	JPY	112,741,932	USD	1,039,935	57,066,946	—
BOA	11/2016	NOK	514,650	USD	59,990	1,504,109	—
BOA	09/2016 - 11/2016	SEK	978,000	USD	117,599	—	1,536,284
BOA	02/2017	USD	41,000	CNH	284,438	—	1,219,419
BOA	09/2016	USD	140,670	EUR	125,000	1,572,779	—
BOA	11/2016	USD	499,992	GBP	347,485	36,695,172	—
BOA	07/2016 -08/2016	USD	52,782	IDR	707,399,000	71,008	764,939
BOA	09/2016	USD	128,251	INR	8,794,000	444	203,005
BOA	08/2016 - 11/2016	USD	374,267	JPY	38,996,897	2,514,199	7,107,743
BOA	07/2016	USD	216,470	MXN	3,920,300	2,244,158	—
BOA	08/2016	USD	21,154	MYR	84,885	—	122,310
BOA	11/2016	USD	63,634	NOK	525,120	888,587	—
BOA	07/2016	USD	37,752	TRY	109,640	94,328	303,915
CITNA-B	08/2016	ARS	306,000	USD	20,000	—	283,505
CITNA-B	11/2016	AUD	85,835	USD	62,502	1,200,211	—
CITNA-B	08/2016 - 11/2016	EUR	155,725	USD	176,702	277,430	3,682,093
CITNA-B	09/2016	JPY	7,240,000	USD	67,828	2,458,880	—
CITNA-B	11/2016	USD	151,767	AUD	208,425	—	2,914,359
CITNA-B	08/2016	USD	81,001	BRL	264,590	—	629,051
CITNA-B	02/2017	USD	37,000	CNH	250,386	—	165,171
CITNA-B	09/2016 - 11/2016	USD	168,757	EUR	149,230	2,615,604	—
CITNA-B	07/2016	USD	19,901	GBP	15,000	—	68,022
CITNA-B	08/2016	USD	72,938	HUF	20,617,000	484,862	—
CITNA-B	08/2016	USD	49,923	JPY	5,329,635	—	1,755,642
CITNA-B	11/2016	USD	3,862	MXN	72,500	—	48,394
CITNA-B	07/2016	USD	73,374	PLN	275,990	3,422,837	—
CITNA-B	07/2016	USD	67,836	TRY	206,600	—	3,696,434
CITNA-B	08/2016	USD	93,139	ZAR	1,510,930	—	8,391,711
DEU	11/2016	EUR	2,005	USD	2,265	—	28,374
DEU	11/2016	NOK	779,720	USD	94,414	—	1,247,172
DEU	09/2016	SEK	45,000	USD	5,408	—	71,553
DEU	11/2016	USD	38,888	EUR	34,565	337,229	8,184
DEU	09/2016	USD	103,737	GBP	77,308	747,695	—
DEU	11/2016	USD	31,758	NZD	47,000	—	1,572,103

23        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)
Counter -party	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation

GSCO-OT	07/2016 - 01/2017	BRL	1,286,310	USD	375,978	$21,781,923	$50,784
GSCO-OT	07/2016 - 02/2017	CNH	1,045,300	USD	163,690	68,227	7,179,470
GSCO-OT	09/2016	EUR	95,000	USD	104,858	856,099	—
GSCO-OT	07/2016	IDR	579,647,000	USD	43,915	83,909	128,103
GSCO-OT	09/2016	JPY	7,220,000	USD	67,745	2,348,129	—
GSCO-OT	09/2016	SEK	202,675	USD	24,111	—	77,614
GSCO-OT	07/2016 - 01/2017	USD	760,034	BRL	2,564,770	221,481	27,338,924
GSCO-OT	07/2016 - 02/2017	USD	221,068	CNH	1,447,580	6,482,894	1,686,308
GSCO-OT	09/2016	USD	67,732	EUR	60,000	965,006	—
GSCO-OT	07/2016	USD	39,775	IDR	579,647,000	—	4,095,726
GSCO-OT	08/2016 - 11/2016	USD	441,652	JPY	45,799,000	3,243,737	6,515,878
GSCO-OT	02/2017	USD	22,500	KRW	27,317,250	—	1,168,827
HSBC	11/2016	CAD	85,560	USD	66,263	—	25,414
HSBC	11/2016	DKK	234,315	USD	35,878	—	724,608
HSBC	11/2016	EUR	101,050	USD	114,911	7,435	2,191,422
HSBC	11/2016	GBP	2,220	USD	3,073	—	113,464
HSBC	08/2016	MYR	80,680	USD	20,252	—	29,356
HSBC	11/2016	USD	22,492	EUR	19,840	358,951	—
HSBC	11/2016	USD	54,215	GBP	37,905	3,677,437	—
JPM	08/2016	BRL	228,760	USD	70,000	576,011	—
JPM	07/2016	COP	146,450,000	USD	50,000	—	49,271
JPM	11/2016	EUR	5,330	USD	5,987	—	41,050
JPM	07/2016	IDR	254,500,000	USD	19,330	—	68,030
JPM	08/2016	JPY	7,006,000	USD	66,992	912,617	—
JPM	08/2016 - 06/2018	KRW	288,556,000	USD	258,862	2,783,007	11,342,419
JPM	11/2016	MXN	572,400	USD	30,843	28,143	—
JPM	07/2016 - 11/2016	PLN	597,700	USD	152,049	247,585	1,039,635
JPM	11/2016	USD	60,733	AUD	85,000	—	2,349,805
JPM	01/2017	USD	44,822	BRL	163,400	—	3,320,875
JPM	09/2016 - 11/2016	USD	91,927	EUR	80,090	2,608,713	—
JPM	11/2016	USD	270,426	GBP	189,185	18,190,113	—
JPM	07/2016 - 08/2016	USD	48,568	IDR	652,587,000	—	765,611
JPM	07/2016	USD	50,492	INR	3,440,000	—	244,455
JPM	08/2016 - 09/2016	USD	190,565	JPY	19,700,000	456,847	953,082
JPM	08/2016 - 06/2018	USD	178,759	KRW	211,556,000	101,694	4,890,429
JPM	08/2016	USD	231,335	MXN	4,409,600	—	8,979,989
JPM	11/2016	USD	800	PLN	3,130	9,039	—
JPM	07/2016 - 08/2016	USD	52,271	RUB	3,497,900	—	1,927,760
MOS	09/2016	USD	7,844	JPY	800,000	73,679	—
MSCO	09/2016 - 11/2016	EUR	602,520	USD	685,790	—	13,645,701
MSCO	11/2016	GBP	4,895	USD	6,788	10,608	272,754
MSCO	08/2016 - 11/2016	JPY	9,804,275	USD	90,157	5,079,185	—
MSCO	08/2016 - 11/2016	USD	754,282	EUR	663,300	14,656,731	—
MSCO	11/2016	USD	41,265	MXN	780,700	—	840,706
RBS	11/2016	CAD	15,720	USD	12,000	170,175	—
RBS	11/2016	JPY	355,769	USD	3,498	—	35,138
RBS	09/2016	PLN	222,503	USD	56,096	203,587	—

24        OPPENHEIMER INTERNATIONAL BOND FUND

Forward Currency Exchange Contracts (Continued)
Counter -party	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation

RBS	11/2016	USD	50,177	CAD	65,033	$—	$169,870
RBS	09/2016 - 11/2016	USD	67,440	EUR	60,000	645,617	—
RBS	09/2016 - 11/2016	USD	78,963	JPY	8,104,174	425,891	266,469
RBS	11/2016	USD	30,544	NOK	254,600	122,650	—
RBS	11/2016	USD	20,000	SEK	170,130	—	230,287
SCB	09/2016	USD	17,000	IDR	226,525,000	27,173	—
SCB	08/2016	USD	16,000	MYR	63,896	—	15,709
TDB	07/2016	BRL	704,010	USD	219,331	—	170,697
TDB	08/2016	COP	58,360,000	USD	20,145	—	297,347
TDB	11/2016	EUR	553,880	USD	628,435	—	10,549,459
TDB	07/2016 - 09/2016	IDR		USD	114,621	1,517,005	71,008
TDB	07/2016	INR	1,742,000	USD	25,562	130,544	—
TDB	11/2016	MXN	1,120,700	USD	60,876	—	433,723
TDB	12/2016	PHP	35,000	USD	733	3,768	—
TDB	07/2016	PLN	120,000	USD	30,298	116,807	—
TDB	07/2016 - 01/2017	USD	279,701	BRL	1,067,760	—	46,633,261
TDB	07/2016	USD	50,137	COP	146,450,000	186,210	—
TDB	11/2016	USD	863,823	EUR	761,225	14,631,908	—
TDB	07/2016 - 09/2016	USD	168,359	IDR		226,532	3,326,077
TDB	09/2016	USD	49,849	INR	3,460,000	—	770,359
TDB	11/2016	USD	29,578	MXN	567,900	—	1,050,603
TDB	11/2016	USD	801	SGD	1,100	—	14,267

Total Unrealized Appreciation and Depreciation						$226,050,112	$213,436,729

Futures Contracts as of June 30, 2016
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

Australian Treasury Bonds	SFE	Buy	9/15/16	500	$50,788,807	$442,046
Euro-BTP	EUX	Buy	9/8/16	180	28,487,060	212,406
Euro-BUXL	EUX	Sell	9/8/16	160	34,830,169	(2,298,773)
Euro-OAT	EUX	Sell	9/8/16	410	73,159,047	(380,926)
United States Treasury Nts., 10 yr.	CBT	Buy	9/21/16	4,072	541,512,375	(1,120,679)
United States Treasury Nts., 5 yr.	CBT	Buy	9/30/16	1,000	122,164,063	34,393
United States Ultra Bonds	CBT	Sell	9/21/16	144	26,838,000	210,022

						$ (2,901,511)

Over-the-Counter Options Written at June 30, 2016
Description	Counterparty	Exercise Price		Expiration Date	Number of Contracts		Premiums Received	Value

AUD Currency Put	CITNA-B	JPY	75.000	9/15/16	AUD	(200,000,000)	$ 4,604,398	$(3,169,368)

AUD Currency Put	JPM	JPY	75.000	9/15/16	AUD	(100,000,000)	2,242,518	(1,584,684)

BRL Currency Put	CITNA-B	BRL	3.560	9/29/16	BRL	(712,000,000)	2,948,455	(2,759,712)

BRL Currency Call	CITNA-B	BRL	3.120	9/29/16	BRL	(624,000,000)	2,129,606	(2,300,064)

BRL Currency Put	GSG	JPY	28.000	8/25/16	BRL	(132,100,000)	1,194,652	(241,598)

BRL Currency Put	GSG	JPY	28.000	8/18/16	BRL	(175,000,000)	1,779,392	(251,320)

BRL Currency Put	JPM	JPY	29.100	9/6/16	BRL	(225,000,000)	2,169,911	(951,349)

25        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Options Written (Continued)
Description	Counterparty	Exercise Price		Expiration Date	Number of Contracts		Premiums Received	Value

COP Currency Put	GSG	COP	3200.000	9/13/16	COP	(160,000,000,000)	$ 800,000	$ (640,000)

COP Currency Put	JPM	COP	3200.000	9/13/16	COP	(160,000,000,000)	832,850	(640,000)

EUR Currency Put	BOA	EUR	1.070	11/24/16	EUR	(150,000,000)	1,990,842	(1,900,800)

EUR Currency Call	BOA	EUR	1.160	11/24/16	EUR	(150,000,000)	2,157,774	(1,461,900)

EUR Currency Put	GSG	EUR	1.060	9/7/16	EUR	(100,000,000)	234,578	(475,200)

EUR Currency Call	GSG	EUR	1.145	8/24/16	EUR	(150,000,000)	1,369,581	(646,950)

EUR Currency Put	GSG	EUR	1.080	8/24/16	EUR	(150,000,000)	1,278,455	(1,013,700)

GBP Currency Put	BOA	GBP	1.310	7/13/16	GBP	(50,000,000)	908,250	(516,100)

GBP Currency Put	GSG	GBP	1.310	7/13/16	GBP	(50,000,000)	812,265	(511,250)

GBP Currency Put	GSG	GBP	1.351	7/25/16	GBP	(150,000,000)	1,936,943	(5,502,150)

GBP Currency Put	JPM	GBP	1.364	7/1/16	GBP	(100,000,000)	1,037,327	(3,870,200)

IDR Currency Call	GOL	IDR	12850.000	9/29/16	IDR	(963,750,000,000)	607,500	—

IDR Currency Put	GSG	IDR	13750.000	9/29/16	IDR	(1,031,250,000,000)	780,000	(1,031,250)

IDR Currency Put	SCB	IDR	14100.000	6/22/17	IDR	(7,05,000,000,000)	2,193,000	(2,115,000)

INR Currency Call	JPM	INR	67.250	12/28/16	INR	(6,725,000,000)	572,170	(699,400)

INR Currency Put	JPM	INR	72.500	12/28/16	INR	(7,250,000,000)	1,031,220	(906,250)

JPY Currency Call	BOA	JPY	95.000	9/26/16	JPY	(28,500,000,000)	2,880,001	(1,596,000)

JPY Currency Call	CITNA-B	JPY	95.000	9/26/16	JPY	(19,000,000,000)	1,840,344	(1,064,000)

JPY Currency Call	GSG	KRW	11.200	8/5/16	JPY	(8,000,000,000)	1,046,933	(1,432,109)

JPY Currency Put	GSG	JPY	106.000	10/3/16	JPY	(26,500,000,000)	3,087,000	(3,736,500)

JPY Currency Call	GSG	JPY	95.000	9/27/16	JPY	(23,750,000,000)	2,572,001	(1,353,750)

JPY Currency Put	GSG	JPY	106.000	9/27/16	JPY	(26,500,000,000)	2,619,000	(2,994,500)

JPY Currency Call	JPM	KRW	11.000	7/5/16	JPY	(11,000,000,000)	1,460,742	(1,589,163)

KRW Currency Call	CITNA-B	KRW	1144.000	8/24/16	KRW	(114,400,000,000)	838,754	(1,372,800)

KRW Currency Put	CITNA-B	KRW	1239.500	8/24/16	KRW	(123,950,000,000)	838,753	(247,900)

KRW Currency Put	GSG	KRW	1240.000	8/25/16	KRW	(124,000,000,000)	989,998	(248,000)

KRW Currency Call	GSG	KRW	1150.000	8/25/16	KRW	(115,000,000,000)	860,005	(1,610,000)

MXN Currency Call	CITNA-B	MXN	16.476	7/29/16	MXN	(1,647,600,000)	709,000	(3,295)

MXN Currency Put	GSG	MXN	19.300	9/23/16	MXN	(2,412,500,000)	1,637,500	(1,461,975)

MXN Currency Call	GSG	MXN	17.400	9/23/16	MXN	(2,175,000,000)	900,000	(713,400)

MXN Currency Put	JPM	MXN	18.000	8/2/16	MXN	(900,000,000)	684,100	(1,380,600)

MYR Currency Put	GSG	MYR	3.987	8/4/16	MYR	(197,310,000)	1,167,925	(1,056,990)

MYR Currency Put	JPM	MYR	4.275	9/2/16	MYR	(418,950,000)	1,521,940	(522,850)

MYR Currency Call	JPM	MYR	4.100	9/2/16	MYR	(200,900,000)	779,100	(1,393,643)

MYR Currency Put	SCB	MYR	4.095	9/23/16	MYR	(225,225,000)	734,800	(1,041,215)

NZD Currency Call	BOA	NZD	0.700	11/24/16	NZD	(200,000,000)	2,422,000	(5,717,800)

NZD Currency Call[1]	GSG	NZD	0.675	7/27/16	NZD	(150,000,000)	2,369,250	(5,597,700)

RUB Currency Put	GSG	RUB	68.000	9/19/16	RUB	(5,100,000,000)	2,111,250	(1,494,300)

SGD Currency Put	GSG	SGD	1.420	10/12/16	SGD	(142,000,000)	651,200	(252,618)

U.S. Treasury Debt Put	BOA	USD	99.913	9/22/16	USD	(30,000,000)	956,250	(370,625)

U.S. Treasury Debt Put	BOA	USD	99.188	9/22/16	USD	(60,000,000)	1,912,500	(720,547)

U.S. Treasury Debt Put	BOA	USD	100.094	9/9/16	USD	(60,000,000)	1,743,750	(722,528)

ZAR Currency Put	GSG	ZAR	16.000	9/21/16	ZAR	(800,000,000)	927,000	(872,800)

ZAR Currency Call	GSG	ZAR	13.900	9/21/16	ZAR	(695,000,000)	473,000	(519,860)

ZAR Currency Put	GSG	ZAR	15.800	9/23/16	ZAR	(790,000,000)	720,000	(1,047,540)

ZAR Currency Put	GSG	ZAR	15.400	8/4/16	ZAR	(1,155,000,000)	2,557,500	(957,495)

ZAR Currency Call	GSG	ZAR	13.800	9/23/16	ZAR	(690,000,000)	690,000	(462,300)

Total of Over-the-Counter Options Written							$ 80,313,283	$ (76,743,048)

1. Knock-out option becomes ineligible for exercise if at any time spot rates are less than or equal to 0.6405 USD per 1 NZD.

26        OPPENHEIMER INTERNATIONAL BOND FUND

Over-the-Counter Credit Default Swaps at June 30, 2016
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value

Alpha Bank AE	BAC	Buy	5.000%	3/20/17	EUR	5,335	$(626,176)	$421,341

Argentine Republic	BOA	Buy	5.000	6/20/17	USD	10,000	311,746	(347,538)

Banco Bilbao Vizcaya Argentaria Sociedad Anonima	UBS	Sell	3.000	12/20/17	EUR	4,405	—	162,753

Banco Bilbao Vizcaya Argentaria Sociedad Anonima	UBS	Sell	3.000	12/20/17	EUR	4,405	(4,878)	162,753

Banco Santander SA	BAC	Sell	3.000	9/20/17	EUR	20,000	(72,359)	609,730

Banco Santander SA	BOA	Sell	3.000	12/20/17	EUR	5,000	(106,178)	175,353

Banco Santander SA	UBS	Sell	3.000	9/20/17	EUR	8,850	(31,905)	269,806

Federative Republic of Brazil	BNP	Buy	1.000	12/20/17	USD	75,000	(1,570,342)	(42,876)

Federative Republic of Brazil	BNP	Buy	1.000	12/20/17	USD	25,000	(531,654)	(14,292)

Federative Republic of Brazil	BNP	Buy	1.000	12/20/17	USD	50,000	(975,740)	(28,584)

Federative Republic of Brazil	BNP	Sell	1.000	12/20/18	USD	10,265	812,157	(145,712)

Federative Republic of Brazil	BNP	Sell	1.000	6/20/21	USD	75,000	9,145,538	(6,893,419)

Federative Republic of Brazil	DEU	Buy	1.000	12/20/17	USD	50,000	(1,080,723)	(28,584)

French Republic Bond	GSG	Buy	0.250	6/20/21	USD	100,000	(306,717)	797,290

Hellenic Republic	BAC	Sell	1.000	3/20/20	USD	3,090	1,174,372	(824,693)

Hellenic Republic	BAC	Sell	1.000	3/20/20	USD	3,090	1,097,122	(824,693)

Hellenic Republic	GSG	Sell	1.000	3/20/20	USD	5,000	1,950,556	(1,334,455)

Hellenic Republic	GSG	Sell	1.000	6/20/17	USD	10,000	1,501,111	(1,200,755)

Hellenic Republic	GSG	Sell	1.000	9/20/20	USD	20,000	7,000,000	(5,630,429)

ICICI Bank Ltd.	GSG	Sell	1.000	12/20/19	USD	10,000	359,971	(144,969)

Kingdom of Spain	GSG	Buy	1.000	12/20/20	USD	50,000	(54,790)	(30,672)

Kingdom of Spain	GSG	Buy	1.000	6/20/20	USD	50,000	47,068	(117,639)

Kingdom of Spain	GSG	Buy	1.000	6/20/20	USD	50,000	70,615	(117,639)

Malaysia	BAC	Buy	1.000	12/20/20	USD	6,855	(481,199)	93,506

Malaysia	BNP	Buy	1.000	12/20/20	USD	6,445	(328,478)	87,914

Malaysia	BNP	Buy	1.000	12/20/20	USD	6,445	(257,865)	87,914

Malaysia	BOA	Buy	1.000	12/20/20	USD	3,430	(237,809)	46,787

Malaysia	BOA	Buy	1.000	12/20/20	USD	6,915	(369,675)	94,325

Malaysia	BOA	Buy	1.000	12/20/20	USD	7,065	(369,590)	96,371

Malaysia	BOA	Buy	1.000	12/20/20	USD	6,855	(469,331)	93,506

Malaysia	MOS-A	Buy	1.000	12/20/20	USD	6,910	(436,947)	94,256

People’s Republic of China	GSG	Sell	1.000	6/20/20	USD	75,000	(519,283)	211,128

Portuguese Republic	GSG	Buy	1.000	12/20/17	USD	25,000	(705,360)	275,682

Portuguese Republic	GSG	Buy	1.000	12/20/17	USD	25,000	(354,145)	275,682

Portuguese Republic	GSG	Buy	1.000	12/20/17	USD	25,000	(720,209)	275,682

27        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Credit Default Swaps (Continued)

Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value

Reliance Industries Ltd.	GSG	Sell	1.000%	6/20/21	USD	10,000	$448,896	$(507,388)

Republic of Indonesia	BAC	Buy	1.000	12/20/20	USD	6,855	(584,765)	169,288

Republic of Indonesia	BAC	Buy	1.000	12/20/20	USD	7,235	(466,961)	178,672

Republic of Indonesia	BNP	Buy	1.000	9/20/20	USD	9,620	(677,203)	191,497

Republic of Indonesia	BNP	Buy	1.000	12/20/20	USD	6,855	(591,941)	169,288

Republic of Indonesia	BNP	Buy	1.000	12/20/20	USD	12,890	(794,162)	318,326

Republic of Indonesia	BNP	Buy	1.000	6/20/21	USD	10,000	(480,296)	352,499

Republic of Indonesia	BOA	Buy	1.000	9/20/20	USD	16,035	(1,115,327)	319,195

Republic of Italy	GSG	Sell	1.000	12/20/20	USD	50,000	250,887	(774,953)

Republic of Peru	BNP	Buy	1.000	12/20/20	USD	11,175	(319,257)	95,548

Republic of Peru	JPM	Buy	1.000	12/20/20	USD	5,000	(249,340)	42,751

Republic of Turkey	BNP	Buy	1.000	6/20/18	USD	15,000	(30,666)	(7,389)

Republic of Turkey	BNP	Buy	1.000	6/20/18	USD	15,000	(29,493)	(7,389)

Republic of Turkey	CITNA-B	Buy	1.000	6/20/21	USD	10,000	(814,174)	622,088

Republic of Turkey	GSG	Buy	1.000	12/20/20	USD	17,219	(1,641,415)	822,217

Republic of Turkey	GSG	Buy	1.000	6/20/21	USD	20,000	(1,577,972)	1,244,176

Republic of Turkey	HSBC	Buy	1.000	12/20/20	USD	6,105	(587,330)	291,517

Russian Federation	BNP	Buy	1.000	12/20/20	USD	6,915	(738,227)	304,760

Russian Federation	GSG	Buy	1.000	6/20/21	USD	15,000	(1,047,367)	871,871

State Bank of India	BNP	Sell	1.000	9/20/19	USD	13,035	537,811	(74,946)

Telefonica SA	UBS	Sell	1.000	9/20/17	EUR	5,000	(21)	49,935

Total of Over-the-Counter Credit Default Swaps							$2,350,580	$(8,723,607)

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)		Amount Recoverable*	Reference Asset Rating Range**
Investment Grade Single	$33,035,000		$—		BBB+ to BBB-
Name Corporate Debt
Investment Grade Single	47,660,000	EUR	—	EUR	A- to BBB-
Name Corporate Debt
Investment Grade	$125,000,000		$—		AA- to BBB+
Sovereign Debt
Non-Investment Grade					BB+ to B-
Sovereign Debt	$126,445,000		$200,000,000

Total USD	$284,480,000		$200,000,000

Total EUR	47,660,000	EUR	—	EUR

28        OPPENHEIMER INTERNATIONAL BOND FUND

*The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Centrally Cleared Interest Rate Swaps at June 30, 2016

Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received / (Paid)	Value

		Three-Month USD
BAC	Pay	BBA LIBOR	1.151%	2/18/21	USD	174,000	$—	$(2,163,296)

		Six-Month JPY
BAC	Receive	BBA LIBOR	0.738	4/25/46	JPY	8,910,000	—	(3,426,974)

		Six-Month JPY
BOA	Pay	BBA LIBOR	0.515	4/4/36	JPY	1,450,000	—	1,008,963

		Three-Month CAD
BOA	Pay	BA CDOR	0.960	6/21/18	CAD	500,000	1,497	723,564

		Six-Month JPY
BOA	Receive	BBA LIBOR	0.625	4/4/46	JPY	1,000,000	—	(1,188,147)

		Three-Month NZD
BOA	Pay	BBR FRA	2.150	5/13/18	NZD	256,000	—	(383,882)

		Three-Month NZD
BOA	Pay	BBR FRA	2.280	5/5/18	NZD	128,000	—	17,308

		Three-Month NZD
BOA	Pay	BBR FRA	2.268	5/23/18	NZD	256,000	—	(256)

		Three-Month AUD
BOA	Receive	BBR BBSW	1.818	7/1/19	AUD	256,000	—	(174,774)

		Six-Month AUD
BOA	Pay	BBR BBSW	5.480	3/12/24	–	–	—	(48,372)

		Three-Month USD
BOA	Receive	BBA LIBOR	1.609	2/24/26	USD	10,500	—	(299,795)

		Three-Month CAD
BOA	Receive	BA CDOR	1.065	6/21/18	CAD	203,000	(1,519)	(1,092,617)

		Three-Month USD
GSG	Receive	BBA LIBOR	2.396	10/29/24	USD	6,660	—	(622,371)

		Six-Month JPY
GSG	Receive	BBA LIBOR	0.570	6/1/46	JPY	3,800,000	—	(3,898,545)

		Six-Month JPY
GSG	Pay	BBA LIBOR	0.140	7/1/36	JPY	2,500,000	—	(79,222)

		Six-Month JPY
GSG	Receive	BBA LIBOR	0.170	7/1/46	JPY	1,680,000	—	190,843

		Six-Month PLN
GSG	Pay	WIBOR WIBO	1.780	6/10/21	PLN	200,000	—	(23,434)

		Six-Month JPY
GSG	Pay	BBA LIBOR	0.440	6/1/36	JPY	5,550,000	—	3,026,269

		Three-Month USD
GSG	Receive	BBA LIBOR	1.616	3/26/26	USD	10,500	—	(292,370)

		Six-Month PLN
GSG	Pay	WIBOR WIBO	1.538	1/15/19	PLN	170,000	—	(113,856)

		Three-Month USD
GSG	Receive	BBA LIBOR	1.668	4/23/26	USD	10,500	—	(322,050)

29        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Centrally Cleared Interest Rate Swaps (Continued)
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received / (Paid)	Value

		Three-Month NZD
GSG	Pay	BBR FRA	2.230%	5/19/18	NZD	204,000	$—	$(104,816)

		Six-Month EUR
GSG	Receive	EURIBOR	1.361	5/9/46	EUR	89,000	—	(3,817,357)

		Six-Month PLN
JPM	Pay	WIBOR WIBO	2.315	1/15/26	PLN	90,200	—	357,402

		Three-Month USD
JPM	Receive	BBA LIBOR	2.399	10/29/24	USD	6,190	—	(579,960)

		Six-Month EUR
JPM	Receive	EURIBOR	0.888	9/19/28	EUR	75,000	—	(1,062,876)

		MXN TIIE
JPM	Pay	BANXICO	4.600	3/30/18	MXN	900,000	—	(289,419)

		Three-Month USD
JPM	Receive	BBA LIBOR	1.637	2/22/26	USD	16,000	—	(512,389)

Total of Centrally Cleared Interest Rate Swaps							$(22)	$(15,172,429)

Over-the-Counter Interest Rate Swaps at June 30, 2016
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value

BAC	Pay	BZDI	13.450%	1/2/19	BRL	98,500	$460,736

		MXN TIIE
BAC	Pay	BANXICO	3.795	11/17/16	MXN	1,680,000	(268,862)

BNP	Pay	BZDI	13.400	1/2/19	BRL	95,000	415,323

		One-Time INR
		MIBOR OIS
BOA	Receive	Compound	6.935	2/24/17	INR	17,800,000	(804,356)

		Six-Month INR
		FBIL MIBOR OIS
BOA	Pay	Compound	6.390	4/11/18	INR	3,500,000	(160,753)

		MXN TIIE
BOA	Pay	BANXICO	4.600	3/30/18	MXN	1,350,000	(434,128)

		Six-Month INR
		FBIL MIBOR OIS
BOA	Pay	Compound	6.760	2/24/21	INR	4,050,000	24,602

		Six-Month INR
		FBIL MIBOR OIS
BOA	Pay	Compound	6.390	4/18/18	INR	7,200,000	(329,624)

		One-Time INR
		MIBOR OIS
BOA	Receive	Compound	6.720	3/2/17	INR	18,000,000	(277,354)

		Six-Month INR
		FBIL MIBOR OIS
BOA	Pay	Compound	6.540	3/2/21	INR	4,035,000	(604,398)

		Six-Month SGD
BOA	Pay	SOR VWAP	1.545	5/19/18	SGD	208,000	324,482

		Three-Month MYR
BOA	Receive	KLIBOR BNM	3.700	6/15/21	MYR	270,000	(347,168)

		MXN TIIE
BOA	Pay	BANXICO	3.825	12/16/16	MXN	1,710,600	(352,058)

30        OPPENHEIMER INTERNATIONAL BOND FUND

Over-the-Counter Interest Rate Swaps (Continued)

Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value

DEU	Pay	BZDI	13.130%	1/2/25	BRL	45,000	$300,406

DEU	Pay	BZDI	13.430	1/2/19	BRL	195,000	887,020

		Three-Month
		COP IBR OIS
GSG	Pay	Compound	6.370	3/10/19	COP	120,000,000	(166,554)

		MXN TIIE
GSG	Pay	BANXICO	6.066	3/26/26	MXN	225,000	1,950

		Three-Month
		COP IBR OIS
GSG	Pay	COMPOUND	6.570	6/8/18	COP	170,000,000	24,410

		MXN TIIE
GSG	Pay	BANXICO	6.103	4/23/26	MXN	220,000	29,877

		Six-Month CLP
GSG	Pay	TNA	4.350	1/14/21	CLP	23,500,000	529,618

GSG	Pay	BZDI	12.850	1/2/25	BRL	47,000	200,495

		Six-Month PLN
GSG	Pay	WIBOR WIBO	1.860	5/20/20	PLN	200,000	341,711

		MXN TIIE
GSG	Pay	BANXICO	3.815	12/15/16	MXN	1,730,000	(337,732)

		MXN TIIE
HSBC	Receive	BANXICO	5.180	4/13/20	MXN	382,000	108,532

JPM	Receive	BZDI	12.460	1/4/21	BRL	1,220,000	(1,256,547)

JPM	Pay	BZDI	13.080	1/2/23	BRL	705,000	1,162,055

		Three-Month COP
JPM	Pay	IBR OIS	7.300	6/1/26	COP	39,425,000	314,316

		MXN TIIE
JPM	Pay	BANXICO	5.947	2/6/26	MXN	340,000	(126,286)

		Three-Month COP
JPM	Pay	IBR OIS	6.090	10/29/24	COP	15,470,000	(265,700)

JPM	Pay	BZDI	16.050	1/2/18	BRL	317,000	4,559,740

		Three-Month
		COP IBR OIS
JPM	Pay	Compound	5.790	2/10/25	COP	32,000,000	(798,896)

		MXN TIIE
JPM	Receive	BANXICO	5.230	4/7/20	MXN	320,000	56,190

		Three-Month KRW
JPM	Receive	CD KSDA	3.080	6/10/18	KRW	132,000,000	(4,175,309)

		MXN TIIE
JPM	Receive	BANXICO	5.185	4/9/20	MXN	350,000	96,072

		Three-Month
		COP IBR OIS
JPM	Pay	Compound	6.590	3/4/19	–	–	2,400

		Three-Month COP
MOS-A	Pay	IBR OIS	6.090	10/29/24	COP	15,940,000	(273,804)

		One-Time CLP
SIB	Receive	TNA	3.640	6/22/17	CLP	71,000,000	(168,878)

		Six-Month CLP
SIB	Pay	TNA	4.050	6/22/21	CLP	7,600,000	14,336

SIB	Receive	BZDI	14.400	1/4/21	BRL	70,000	(1,127,461)

SIB	Pay	BZDI	12.380	1/2/19	BRL	200,000	(139,489)

31        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Interest Rate Swaps (Continued)

Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value

SIB	Pay	BZDI	14.670%	1/2/25	BRL	62,500	$1,193,832

SIB	Receive	BZDI	13.400	1/4/21	BRL	69,000	(588,205)

SIB	Pay	BZDI	13.625	1/2/25	BRL	53,000	568,452

SIB	Pay	BZDI	14.700	1/2/25	BRL	55,000	1,061,840

		MXN TIIE
SIB	Pay	BANXICO	6.060	2/10/26	MXN	220,000	17,802

SIB	Receive	BZDI	14.450	1/4/21	BRL	77,500	(1,279,490)

Total of Over-the-Counter Interest Rate Swaps							$(1,586,855)

Over-the-Counter Credit Default Swaptions Written at June 30, 2016

Description	Counter- party	Buy/Sell Protection	Reference Asset	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value

Credit Default Swap maturing 06/20/21			CDX.
Call	JPM	Sell	NA.HY.26	5.000%	9/21/16		50,000	$630,000	$(390,420)

Credit Default Swap maturing 06/20/21			CDX.
Call	JPM	Sell	NA.HY.26	5.000	9/21/16		50,000	420,000	(455,805)

Credit Default Swap maturing 06/20/21			CDX.
Call	JPM	Sell	NA.HY.26	5.000	9/21/16		50,000	615,000	(390,420)

Credit Default Swap maturing 06/20/21			CDX.
Call	JPM	Sell	NA.HY.26	5.000	9/21/16		50,000	385,000	(455,805)

Credit Default Swap maturing 06/20/21			CDX.
Call	JPM	Sell	NA.HY.26	5.000	9/21/16		60,000	408,000	(364,290)

Credit Default Swap maturing 06/20/21			CDX.
Call	JPM	Sell	NA.HY.26	5.000	9/21/16		60,000	360,000	(308,910)

Credit Default Swap maturing 06/20/21			CDX.
Call	JPM	Sell	NA.HY.26	5.000	9/21/16		50,000	540,000	(390,420)

Credit Default Swap maturing 06/20/21			CDX.
Call	JPM	Sell	NA.HY.26	5.000	9/21/16		50,000	450,000	(455,805)

Total of Over-the-Counter Credit Default Swaptions Written								$3,808,000	$(3,211,875)

Over-the-Counter Interest Rate Swaptions Written at June 30, 2016
Description	Counter- party	Pay/ Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value

Interest Rate Swap maturing 5/21/37 Call	BAC	Pay	Six- Month EUR EURIBOR	1.618%	5/19/17	EUR	100,000	$3,369,904	$(2,152,955)

32        OPPENHEIMER INTERNATIONAL BOND FUND

Over-the-Counter Interest Rate Swaptions Written (Continued)

Description	Counter- party	Pay/ Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value

Interest Rate Swap maturing 7/25/26			Six-Month EUR
Call	BOA	Pay	EURIBOR	0.908%	7/21/16	EUR	50,000	$169,342	$(3,590)

Interest Rate Swap maturing 7/26/21			Three-Month CAD BA
Call	BOA	Pay	CDOR	1.190	7/26/16	CAD	200,000	547,122	(86,102)

Interest Rate Swap maturing 12/13/26			Three-Month USD BBA
Call	BOA	Pay	LIBOR	2.715	12/9/16	USD	150,000	675,000	(149,570)

Interest Rate Swap maturing 2/1/27			Three-Month USD BBA
Call	BOA	Receive	LIBOR	1.620	1/30/17	USD	100,000	1,500,000	(3,196,696)

Interest Rate Swap maturing 12/13/26			Three-Month USD BBA
Call	BOA	Pay	LIBOR	2.415	12/9/16	USD	150,000	1,380,000	(305,632)

Interest Rate Swap maturing 7/26/21			Three-Month CAD BA
Call	BOA	Receive	CDOR	0.990	7/26/16	CAD	200,000	620,328	(841,793)

Interest Rate Swap maturing 8/25/21			Three-Month AUD BBR
Call	BOA	Receive	BBSW	2.130	8/24/16	AUD	150,000	673,547	(1,030,881)

Interest Rate Swap maturing 8/29/21			Three-Month CAD BA
Call	BOA	Pay	CDOR	1.238	8/29/16	CAD	150,000	559,658	(184,007)

Interest Rate Swap maturing 8/19/21			Three-Month CAD BA
Call	BOA	Pay	CDOR	1.250	8/19/16	CAD	150,000	517,920	(130,872)

Interest Rate Swap maturing 7/26/21			Three-Month CAD BA
Call	BOA	Receive	CDOR	1.088	8/29/16	CAD	150,000	559,659	(1,209,640)

Interest Rate Swap maturing 8/19/21			Three-Month CAD BA
Call	BOA	Receive	CDOR	1.050	8/19/16	CAD	150,000	517,921	(1,015,473)

Interest Rate Swap maturing 1/31/19			Three-Month USD BBA
Call	BOA	Receive	LIBOR	0.800	1/27/17	USD	500,000	1,000,000	(1,577,305)

33        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Interest Rate Swaptions Written (Continued)

Description	Counter- party	Pay/ Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value

Interest Rate Swap maturing 1/19/19			Three-Month USD BBA
Call	BOA	Receive	LIBOR	1.000%	1/17/17	USD	500,000	$1,600,000	$(2,886,725)

Interest Rate Swap maturing 7/22/21			Three-Month CAD BA
Call	BOA	Pay	CDOR	1.108	7/22/16	CAD	150,000	1,029,506	(96,511)

Interest Rate Swap maturing 1/19/19			Three-Month USD BBA
Call	BOA	Receive	LIBOR	0.800	1/17/17	USD	500,000	1,100,000	(1,559,470)

Interest Rate Swap maturing 9/19/21			Three-Month CAD BA
Call	BOA	Receive	CDOR	1.000	9/19/16	CAD	150,000	880,845	(1,021,431)

Interest Rate Swap maturing 7/30/26			MXN TIIE
Call	BOA	Pay	BANXICO	7.000	8/10/16	MXN	1,000,000	2,288,203	(3,246)

Interest Rate Swap maturing 7/22/21			Three-Month CAD BA
Call	BOA	Receive	CDOR	1.108	7/22/16	CAD	150,000	1,029,505	(1,122,146)

Interest Rate Swap maturing 9/19/21			Three-Month CAD BA
Call	BOA	Pay	CDOR	1.000	9/19/16	CAD	150,000	862,980	(670,576)

Interest Rate Swap maturing 1/31/19			Three-Month USD BBA
Call	BOA	Receive	LIBOR	1.000	1/27/17	USD	500,000	1,500,000	(2,893,910)

Interest Rate Swap maturing 9/5/36			Six-Month JPY BBA
Call	GSG	Pay	LIBOR	0.660	9/1/16	JPY	7,500,000	342,481	(1,036,753)

Interest Rate Swap maturing 6/7/47			Six-Month EUR
Call	GSG	Pay	EURIBOR	1.810	6/5/17	EUR	100,000	5,753,820	(2,381,628)

Interest Rate Swap maturing 4/30/24			Three-Month KRW CD
Call	GSG	Pay	KSDA	4.530	4/29/19	KRW	100,000,000	579,626	(47,412)

Interest Rate Swap maturing 6/5/38			Six-Month JPY BBA
Call	GSG	Pay	LIBOR	1.303	6/1/18	JPY	7,500,000	1,109,640	(2,922,257)

34        OPPENHEIMER INTERNATIONAL BOND FUND

Over-the-Counter Interest Rate Swaptions Written (Continued)

Description	Counter- party	Pay/ Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value

Interest Rate Swap maturing 6/7/47			Six-Month EUR
Call	GSG	Receive	EURIBOR	1.810%	6/5/17	EUR	100,000	$5,753,820	$(13,168,079)

Interest Rate Swap maturing 7/25/21			Six-Month PLN WIBOR
Call	GSG	Pay	WIBO	1.890	7/21/16	PLN	190,000	294,010	(61,055)

Interest Rate Swap maturing 9/5/21			Three-Month SEK STIBOR
Call	JPM	Pay	SIDE	0.348	9/1/16	SEK	750,000	386,428	(26,795)

Interest Rate Swap maturing 2/12/29			Three-Month KRW CD
Call	JPM	Pay	KSDA	4.610	2/11/19	KRW	100,000,000	1,026,886	(63,326)

Interest Rate Swap maturing 9/5/21			Three-Month SEK STIBOR
Call	JPM	Receive	SIDE	0.348	9/1/16	SEK	750,000	386,428	(1,412,694)

Interest Rate Swap maturing 7/29/36			Six-Month JPY BBA
Call	JPM	Pay	LIBOR	1.069	7/27/16	JPY	7,000,000	672,085	(192,158)

Interest Rate Swap maturing 7/29/36			Six-Month JPY BBA
Call	JPM	Pay	LIBOR	1.169	7/27/16	JPY	7,000,000	424,474	(171,277)

Interest Rate Swap maturing 7/25/21			Six-Month PLN WIBOR
Call	JPM	Pay	WIBO	1.880	7/21/16	PLN	160,000	247,587	(57,205)

Interest Rate Swap maturing 8/31/36			Six-Month JPY BBA
Call	JPM	Pay	LIBOR	0.474	8/26/16	JPY	5,000,000	784,135	(725,111)

Interest Rate Swap maturing 4/26/27			Six-Month EUR
Call	JPM	Pay	EURIBOR	0.797	4/24/17	EUR	100,000	2,852,277	(1,837,138)

Total of Over-the-Counter Interest Rate Swaptions Written								$42,995,137	$(46,241,419)

Glossary:

Counterparty Abbreviations

BAC	Barclays Bank plc
BNP	BNP Paribas

35        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Counterparty Abbreviations (Continued)
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GOL	Goldman Sachs & Co.
GSCO-OT	Goldman Sachs Bank USA
GSG	Goldman Sachs Group, Inc. (The)
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MOS	Morgan Stanley & Co., Inc.
MOS-A	Morgan Stanley
MSCO	Morgan Stanley Capital Services, Inc.
RBS	Royal Bank of Scotland plc (The)
SCB	Standard Chartered Bank
SIB	Banco Santander SA
TDB	Toronto Dominion Bank
UBS	UBS AG

Currency abbreviations indicate amounts reporting in currencies
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
CNH	Offshore Chinese Renminbi
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	New Turkish Lira
ZAR	South African Rand

Definitions
BA CDOR	Canada Bankers Acceptances Deposit Offering Rate
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BBR	Bank Bill Rate
BBR FRA	Bank Bill Forward Rate Agreement

36        OPPENHEIMER INTERNATIONAL BOND FUND

Definitions (Continued)
BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
BNM	Bank Negara Malaysia
BTP	Italian Treasury Bonds
BUND	German Federal Obligation
BUXL	German Federal Obligation
BZDI	Brazil Interbank Deposit Rate
CD	Certificate of Deposit
CDX.NA.HY.26	Markit CDX North American High Yield
CLP TNA	Non-Deliverable CLP Camara
EURIBOR	Euro Interbank Offered Rate
FBIL	Financial Benchmarks India Private Ltd.
IBR	Indicador Bancario de Referencia
KLIBOR	Kuala Lumpur Interbank Offered Rate
KSDA	Korean Securities Dealers Assn.
MIBOR	Mumbai Interbank Offered Rate
OAT	French Government Bonds
OIS	Overnight Index Swap
SOR VWAP	Swap Offered Rate Singapore Dollar Index
STIBOR SIDE	Stockholm Interbank Offered Rate
TIIE	Interbank Equilibrium Interest Rate
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate

Exchange Abbreviations
CBT	Chicago Board of Trade
EUX	European Stock Exchange
SFE	Sydney Futures Exchange

37        OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS June 30, 2016 Unaudited

1. Organization

Oppenheimer International Bond Fund (the “Fund”) is a non-diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer International Bond Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in Regulation S securities. Regulation S securities are securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the Securities and Exchange Commission pursuant to Regulation S under the Securities Act of 1933. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

At period end, the Fund owned 1,505,537 shares with net assets of $150,427,653 in the Subsidiary.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

38        OPPENHEIMER INTERNATIONAL BOND FUND

3. Securities Valuation (Continued)

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or

39        OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval

40        OPPENHEIMER INTERNATIONAL BOND FUND

3. Securities Valuation (Continued)

and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities at period end based on valuation input level:

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NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$75,196,563	$—	$75,196,563
Mortgage-Backed Obligations	—	154,607,208	—	154,607,208
Foreign Government Obligations	—	3,566,143,754	—	3,566,143,754
Corporate Bonds and Notes	—	1,811,953,244	163,207	1,812,116,451
Common Stock	—	—	—	—
Structured Securities	—	15,538,076	1,129,255	16,667,331
Short-Term Notes	—	168,210,331	—	168,210,331
Exchange-Traded Option Purchased	91,554	—	—	91,554
Over-the-Counter Options Purchased	—	30,518,831	—	30,518,831
Over-the-Counter Interest Rate
Swaptions Purchased	—	38,803,852	—	38,803,852
Investment Company	228,188,827	—	—	228,188,827

Total Investments, at Value	228,280,381	5,860,971,859	1,292,462	6,090,544,702
Other Financial Instruments:
Swaps, at value	—	23,071,604	—	23,071,604
Centrally cleared swaps, at value	—	5,324,349	—	5,324,349
Futures contracts	898,867	—	—	898,867
Forward currency exchange contracts	—	226,050,112	—	226,050,112

Total Assets	$229,179,248	$6,115,417,924	$1,292,462	$6,345,889,634

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(33,382,066)	$—	$(33,382,066)
Centrally cleared swaps, at value	—	(20,496,778)	—	(20,496,778)
Options written, at value	—	(76,743,048)	—	(76,743,048)
Futures contracts	(3,800,378)	—	—	(3,800,378)
Forward currency exchange contracts	—	(213,436,729)	—	(213,436,729)
Swaptions written, at value	—	(49,453,294)	—	(49,453,294)

Total Liabilities	$(3,800,378)	$(393,511,915)	$—	$(397,312,293)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

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3. Securities Valuation (Continued)

	Transfers into Level 2*	Transfers out of Level 3*
Assets Table
Investments, at Value:
Asset-Backed Securities	$11,360,715	$(11,360,715)
Non-Convertible Corporate Bonds and Notes	14,713,594	(14,713,594)

Total Assets	$26,074,309	$(26,074,309)

*Transferred	from Level 3 to Level 2 due to the availability of market data for this security.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

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NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

When-Issued or
Delayed Delivery
Basis Transactions

Purchased securities	$21,556,588

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets

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4. Investments and Risks (Continued)

may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest at period end is as follows:

Cost	$23,612,322
Market Value	$1,123,850
Market Value as % of Net Assets	0.02%

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

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NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the

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6. Use of Derivatives (Continued)

associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Consolidated Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $4,768,501,920 and $7,143,562,235, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

47        OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Consolidated Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the reporting period, the Fund had an ending monthly average market value of $192,387,851 and $292,977,114 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally

48        OPPENHEIMER INTERNATIONAL BOND FUND

6. Use of Derivatives (Continued)

cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on treasury and/or euro futures to decrease exposure to interest rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $16,639,007 and $16,674,103 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

49        OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on treasury and/or euro futures to increase exposure to interest rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $20,399,055 and $36,396,275 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums

Options outstanding as of
September 30, 2015	103,247,622,415	$36,982,648
Options written	9,744,399,361,250	353,682,977
Options closed or expired	(100,253,550,000)	(13,976,191)
Options exercised	(6,071,550,848,665)	(296,376,151)

Options outstanding as of June 30, 2016	3,675,842,585,000	$80,313,283

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations in the annual and semiannual reports.

50        OPPENHEIMER INTERNATIONAL BOND FUND

6. Use of Derivatives (Continued)

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same reference asset but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

51        OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

For the reporting period, the Fund had ending monthly average notional amounts of $610,391,636 and $294,008,221 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Currency Swap Contracts. A currency swap contract is an agreement between counterparties to exchange different currencies at contract inception that are equivalent to a notional value. The exchange at contract inception is made at the current spot rate. The contract also includes an agreement to reverse the exchange of the same notional values of those currencies at contract termination. The re-exchange at contract termination may take place at the same exchange rate, a specified rate or the then current spot rate. Certain currency swap contracts provide for exchanging the currencies only at contract termination and can provide for only a net payment in the settlement currency, typically USD. A currency swap contract may also include the exchange of periodic payments, between the counterparties, that are based on interest rates available in the respective currencies at contract inception. Other currency swap contracts may not provide for exchanging the different currencies at all, and only for exchanging interest cash flows based on the notional value in the contract.

The Fund has entered into currency swap contracts with the obligation to pay an interest rate on the dollar notional amount and receive an interest rate on the various foreign currency notional amounts. These currency swap contracts increase exposure to, or decrease exposure away from, foreign exchange and interest rate risk.

For the reporting period, the Fund had ending monthly average notional amounts of $24,409,718 and $162,861,254 on currency swaps which pay a fixed rate and which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the reporting period, the Fund had ending monthly average notional amounts of $1,561,317,331 and $2,143,316,296 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

52        OPPENHEIMER INTERNATIONAL BOND FUND

6. Use of Derivatives (Continued)

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual issuers and/ or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset decreases.

The Fund has purchased swaptions which gives it the option to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed

53        OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

interest rate in order to increase exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual issuers and/or indexes of issuers. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset decreases.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or, indexes of issuers. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

During the reporting period, the Fund had an ending monthly average market value of $31,375,212 and $41,436,190 on purchased and written swaptions, respectively.

Written swaption activity for the reporting period was as follows:

	Notional Amount	Amount of Premiums

Swaptions outstanding as of
September 30, 2015	226,133,250,000	$59,201,573
Swaptions written	80,517,000,000	113,870,255
Swaptions closed or expired	(18,698,250,000)	(11,657,192)
Swaptions exercised	(46,082,000,000)	(114,611,499)

Swaptions outstanding as of June 30, 2016	241,870,000,000	$46,803,137

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to

54        OPPENHEIMER INTERNATIONAL BOND FUND

6. Use of Derivatives (Continued)

have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $111,609,180.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

55        OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

7. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$ 6,221,183,246
Federal tax cost of other investments	481,559,621

Total federal tax cost	$ 6,702,742,867

Gross unrealized appreciation	$ 633,821,529
Gross unrealized depreciation	(776,312,045)

Net unrealized depreciation	$ (142,490,516)

56        OPPENHEIMER INTERNATIONAL BOND FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 6/30/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer International Bond Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz

Principal Executive Officer

Date:	8/12/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz

Principal Executive Officer

Date:	8/12/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen

Principal Financial Officer

Date:	8/12/2016